                                                                     EX99.(p)(i)

                         FRANKLIN TEMPLETON INVESTMENTS
                                 CODE OF ETHICS
          (PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT OF 1940
             AND RULE 204A-1 OF THE INVESTMENT ADVISERS ACT OF 1940)
                                       AND
                       POLICY STATEMENT ON INSIDER TRADING
                               REVISED APRIL 2005

PART 4 - REPORTING REQUIREMENTS FOR CODE OF ETHICS PERSONS
         (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS).......................18
PART 5 - PRE-CLEARANCE REQUIREMENTS APPLICABLE TO ACCESS PERSONS
         (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS AND PORTFOLIO

PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS

SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS
            ADMINISTRATION DEPT. CONTACT INFO.................................46
SCHEDULE B: QUARTERLY TRANSACTIONS REPORT.....................................47
SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS,

SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES
            ISSUED IN LIMITED OFFERINGS PRIVATE PLACEMENTS)...................52
SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR.......................54

APPENDIX C: INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER SUBSIDIARIES

D.   PERSONS TO WHOM SELECTIVE DISCLOSURE

J.   SUPPLEMENTAL INFORMATION - SEC'S DIVISION
     OF CORPORATE FINANCE.....................................................76

SUPPLEMENTAL MEMORANDUM ON CHINESE WALL POLICY................................81

                                 CODE OF ETHICS

     The Code of Ethics (the "Code") and Policy Statement on Insider Trading
(the "Insider Trading Policy"), including any supplemental memoranda is applicable to all officers, directors, employees and certain designated temporary employees (collectively, "Code of Ethics Persons") of Franklin
Resources, Inc. ("FRI"), all of its subsidiaries, and the funds in the Franklin
Templeton Group of Funds (the "Funds") (collectively, "Franklin Templeton
Investments"). The subsidiaries listed in Appendix C of the Code, together with
Franklin Resources, Inc., the Funds, have adopted the Code and Insider Trading
Policy.

     The Code summarizes the values, principles and business practices that guide Franklin Templeton Investments' business conduct, provides a set of basic principles for Code of Ethics Persons regarding the conduct expected of them and also establishes certain reporting requirements applicable to Supervised and
Access Persons (defined below). It is the responsibility of all Code of Ethics
Persons to maintain an environment that fosters fairness, respect and integrity.
Code of Ethics Persons are expected to seek the advice of a supervisor or the
Code of Ethics Administration Department with any questions on the Code and/or the Insider Trading Policy.

     In addition to this Code, the policies and procedures prescribed under the
CODE OF ETHICS AND BUSINESS CONDUCT adopted by Franklin Resources, Inc. pursuant to the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Code") and are additional requirements that apply to certain Code of Ethics Persons. Please see Appendix D for the full text of the Sarbanes-Oxley Code.

PART 1 - STATEMENT OF PRINCIPLES

     All Code of Ethics Persons are required to conduct themselves in a lawful, honest and ethical manner in their business practices. Franklin Templeton
Investments' policy is that the interests of its Funds' shareholders and clients are paramount and come before the interests of any Code Of Ethics Person.

     The personal investing activities of Code of Ethics Persons must be conducted in a manner to avoid actual OR potential conflicts of interest with
Fund shareholders and other clients of any Franklin Templeton adviser.

     Code of Ethics Persons shall use their positions with Franklin Templeton
Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments in a manner consistent with applicable Federal Securities Laws (defined below) and their fiduciary duties to use such opportunities and information for the benefit of the Funds'
shareholders and clients.

     Information concerning the identity of security holdings and financial circumstances of Funds and other clients is confidential and all Code of Ethics
Persons must vigilantly safeguard this sensitive information.

     Code of Ethics Persons shall comply with the following Federal Securities
Laws:

a.   The Securities Act of 1933;
b.   The Securities Exchange Act of 1934;
c.   The Sarbanes-Oxley Act of 2002;
d.   The Investment Company Act of 1940;
e.   The Investment Advisers Act of 1940;
f.   Title V of the Gramm-Leach-Bliley Act;
g.   Any rules adopted by the Securities and Exchange Commission under any of the aforementioned statutes;
h.   The Bank Secrecy Act as it applies to funds and investments advisers; and
i.   any rules adopted thereunder by the Securities and Exchange Commission or the United States Department of the Treasury.

     Lastly, Code of Ethics Persons shall not, in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund:

A.   employ any device, scheme or artifice to defraud a Fund;

B.   make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

C.   engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

D.   engage in any manipulative practice with respect to a Fund.

     A security is "held or to be acquired" if within the most recent 15 days it
(i) is or has been held by a Fund, or (ii) is being or has been considered by a
Fund or its investment adviser for purchase by the Fund.

PART 2 - PURPOSE OF THE CODE AND CONSEQUENCES OF NON-COMPLIANCE

     It is important that you read and understand the Code because its purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments.

     Any violation of the Code or Insider Trading Policy including engaging in a prohibited transaction or failure to file required reports may result in disciplinary action, up to and including termination of employment and/or referral to appropriate governmental agencies.

     All Code of Ethics Persons must report violations of the Code and the
Insider Trading Policy whether committed by themselves or by others promptly to their supervisor or the Code of Ethics Administration Department. If you have any questions or concerns about compliance with the Code or Insider Trading
Policy you are encouraged to speak with your supervisor or the Code of Ethics
Administration Department. In addition, you may also speak to an independent ombudsman at the Compliance and Ethics Hotline at 1-800-636-6592. Calls to the
Compliance and Ethics Hotline may be made anonymously. Franklin Templeton
Investments will treat the information set forth in a report of any suspected violation of the Code or Insider Trading Policy in a confidential manner and will conduct a prompt and appropriate evaluation and investigation of any matter reported. Code of Ethics Persons are expected to cooperate in investigations of reported violations. To facilitate employee reporting of violations of the Code or Insider Trading Policy, Franklin Templeton Investments will not allow retaliation against anyone who has made a report in good faith.

PART 3 - COMPLIANCE REQUIREMENTS

3.1  WHO IS COVERED BY THE CODE AND HOW DOES IT WORK?

     The Statement of Principles contained in the Code and the policies and procedures prescribed under the CODE OF ETHICS AND BUSINESS CONDUCT contained in
Appendix D must be observed by ALL Code of Ethics Persons. All officers, directors, employees and certain designated temporay employees of Franklin
Templeton Investments are Code of Ethics Persons. However, depending on which of the categories described below that you are placed, there are different types of restrictions and reporting requirements placed on your personal investing activities. The category in which you will be placed generally depends on your job function, although unique circumstances may result in your placement in a different category. If you have any questions regarding which category you are a member of and the attendant responsibilities, please contact the Code of Ethics
Administration Department.

     (1)  SUPERVISED PERSONS: Supervised persons are an adviser's partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other person who provides advice on behalf of the adviser and are subject to the supervision and control of the adviser.

     (2)  ACCESS PERSONS: Access Persons are those persons who: have access to nonpublic information regarding Funds' or clients' securities transactions; or are involved in making securities recommendations to
          Funds or clients; or have access to recommendations that are nonpublic; or have access to nonpublic information regarding the portfolio holdings of Reportable Funds. Examples of "ACCESS TO
          NONPUBLIC INFORMATION" include having access to trading systems, portfolio accounting systems, research databases or settlement information. Thus, Access Persons are those people who are in a position to exploit information about Funds' or clients' securities transactions or holdings. Administrative, technical and clerical personnel may be deemed Access Persons if their functions or duties give them access to such nonpublic information.

          The following are some of the departments, which would typically (but not exclusively) include Access Persons. Please note however that whether you are an Access Person is based on an analysis of the types of information that you have access to and the determination will be made on a case-by-case basis:

               .    fund accounting;
               .    futures associates;
               .    legal compliance;
               .    portfolio administration;
               .    private client group/high net worth; and
               .    anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

          In addition, you are an Access Person if you are any of the following:

               .    an officer or director of the Funds;
               .    an officer or director of an investment advisor or
                    broker-dealer subsidiary of Franklin Templeton Investments;
                    or
               .    a person that controls those entities.

     (3)  PORTFOLIO PERSONS: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

               .    portfolio managers;
               .    research analysts;
               .    traders;
               .    employees serving in equivalent capacities (such as Futures
                    Associates);
               .    employees supervising the activities of Portfolio Persons;
                    and
               .    anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

     (4)  NON-ACCESS PERSONS: If you are an employee or temporary employee of
          Franklin Templeton  Investments AND you do not fit into any of the above categories, you are a Non-Access Person.  Because you do not receive nonpublic information about Fund/Client  portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of the Code, the Statement of Principles and the Insider  Trading
          Policy and the policies and  procedures prescribed under the
          Sarbanes-Oxley Code.

     You will be notified about which of the category(ies) you are considered to be a member of by the Code of Ethics Administration Department at the time you become affiliated with Franklin Templeton Investments and also if you become a member of a different category.

     As described further below, the Code prohibits certain types of transactions and requires pre-clearance and reporting of others. Non-Access
Persons and Supervised Persons do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions.
Independent Directors of the Funds also need not pre-clear or report on any securities transactions unless they knew, or should have known that, during the
15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund. HOWEVER, PERSONAL INVESTING
ACTIVITIES OF ALL CODE OF ETHICS PERSONS ARE TO BE CONDUCTED IN COMPLIANCE WITH
THE PROHIBITED TRANSACTIONS PROVISIONS CONTAINED IN SECTION 3.4, THE STATEMENT
OF PRINCIPLES, THE INSIDER TRADING POLICY AND THE SARBANES-OXLEY CODE.

3.2  WHAT ACCOUNTS AND TRANSACTIONS ARE COVERED?

     The Code covers all of your personal securities accounts and transactions, including Investment Club securities accounts and transactions. It also covers all securities and accounts in which you have "beneficial ownership."/1 Thus, a transaction by or for the account of your spouse, or other immediate family member living in your home is considered to be the same as a transaction by you.
Also, a transaction for an account in which you have any economic interest
(other than the account of an unrelated client for which advisory fees are received) AND have or share investment control is generally considered the same as a transaction by you. For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation's securities transactions are considered yours.

     However, you are not deemed to have a pecuniary interest in any securities held by a partnership, corporation, trust or similar entity unless you control, or share control of such entity, or have, or share control over its investments.
For example, securities transactions of a trust or foundation in which you do not have an economic interest (i.e., you are not

the trustor (settlor) or beneficiary) but of which you are a trustee are not considered yours unless you have voting or investment control of its assets.
ACCORDINGLY, EACH TIME THE WORDS "YOU" OR "YOUR" ARE USED IN THIS DOCUMENT, THEY
APPLY NOT ONLY TO YOUR PERSONAL TRANSACTIONS AND ACCOUNTS, BUT ALSO TO ALL
TRANSACTIONS AND ACCOUNTS IN WHICH YOU HAVE ANY DIRECT OR INDIRECT BENEFICIAL
INTEREST. If you have any questions as to whether a particular account or transaction is covered by the Code, contact the Code of Ethics Administration
Department 650-312-3693 (ext. 23693) for guidance.

3.3  WHAT SECURITIES ARE EXEMPT FROM THE CODE OF ETHICS?

     You do not need to pre-clear OR report transactions in the following types of securities:

     (1)  direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);

     (2)  money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreements and other high quality short-term debt instruments;

     (3)  shares of money market funds;

     (4)  commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.

     (5)  shares issued by open-end funds (i.e. mutual funds) other than
          Reportable Funds; and

     (6)  shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

     Transactions in the types of securities listed above are also exempt from:
(i) the prohibited transaction provisions contained in Section 3.4; (ii) the additional requirements applicable to Portfolio Persons and (iii) the applicable reporting requirements contained in Part 4.

3.4  PROHIBITED TRANSACTIONS AND TRANSACTIONS REQUIRING PRE-APPROVAL FOR CODE OF
     ETHICS PERSONS

     A.   "INTENT" IS IMPORTANT

     The transactions described below comprise a non-exclusive listing of those transactions that have been determined by the courts and the SEC to be prohibited by law. These types of transactions are a violation of the Statement of Principles and are prohibited. It should be noted that pre-clearance, which is a cornerstone of our compliance efforts, cannot detect inappropriate or illegal transactions, which are by their definition dependent upon intent.
Therefore the Code of Ethics Administration Department can assist you with compliance with the Code, however, they CANNOT guarantee any particular transaction complies with the Code or any applicable law. The fact that your proposed transaction receives pre-clearance may not provide a full and complete defense to an accusation of a violation of the Code or of any laws. For example, if you executed a transaction for which you received pre-clearance, or if the transaction was exempt from pre-clearance (e.g., a transaction for 500 shares or less), that would not preclude a subsequent finding that front-running or scalping occurred because such activity is dependent upon your intent. In other words, your intent may not be able to be detected or determined when a particular transaction request is analyzed for pre-clearance, but can only be determined after a review of all the facts.

     In the final analysis, adherence to the principles of the Code remains the responsibility of EACH person effecting personal securities transactions.

     B.   CODE OF ETHICS PERSONS - PROHIBITIONS AND REQUIREMENTS

          1.   FRONT RUNNING: TRADING AHEAD OF A FUND OR CLIENT

     You shall not front-run any trade of a Fund or client. The term "front run"
means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund's or client's trade take place in the same market. Front running is prohibited whether or not you realize a profit from such a transaction. Thus, you may not:

     (a)  purchase a security if you intend, or know of Franklin Templeton
          Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or

     (b)  sell a security if you intend, or know of Franklin Templeton
          Investments' intention, to sell that security or a related security on behalf of a Fund or client.

          2.   SCALPING

     You shall not purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such a transaction.

          3.   TRADING PARALLEL TO A FUND OR CLIENT

     You shall not either buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

          4.   TRADING AGAINST A FUND OR CLIENT

     You shall not :

     (a)  buy a security if you know that a Fund or client is selling the same or a related security, or has sold the security, until seven (7)
          calendar days after the Fund's or client's order has either been executed or withdrawn, or

     (b)  sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security until seven (7)
          calendar days after the Fund's or client's order has either been executed or withdrawn.

     Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the Code for more details regarding the pre-clearance of personal securities transactions.

          5.   USING PROPRIETARY INFORMATION FOR PERSONAL TRANSACTIONS

     You shall not buy or sell a security based on Proprietary Information/2 without disclosing such information and receiving written authorization from the
Code of Ethics Administration Department. If you wish to purchase or sell a security about which you obtained such information, you must provide a written report of all of the information you obtained regarding the security to the
Appropriate Analyst(s)/3, or to the Code of Ethics Administration Department for

dissemination to the Appropriate Analyst(s). You may be permitted to purchase or sell such security if the Appropriate Analyst(s) confirms to the Code of Ethics
Administration Department that there is no intention to engage in a transaction regarding the security within the next seven (7) calendar days on behalf of an
Associated Client/4 and you subsequently pre-clear such security.

          6.   CERTAIN TRANSACTIONS IN SECURITIES OF FRANKLIN RESOURCES, INC.,
               AND AFFILIATED CLOSED-END FUNDS

     You shall not effect a short sale of the securities, including "short sales against the box" of Franklin Resources, Inc., or any of the Franklin Templeton
Investments' closed-end funds, or any other security issued by Franklin
Templeton Investments. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and swap transactions or other derivatives.
Officers and directors of Franklin Templeton Investments who may be covered by
Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under Section 16 are in addition to their obligations under this
Code.

          7.   SHORT TERM TRADING OR "MARKET TIMING" IN THE FUNDS.

     Franklin Templeton Investments seeks to discourage short-term or excessive trading, often referred to as "market timing." Code of Ethics Persons must be familiar with the "Market Timing Trading Policy" described in the prospectus of each Fund in which they invest and must not engage in trading activity that might violate the purpose or intent of that policy. Accordingly, all directors, officers and employees of Franklin Templeton Investments must comply with the purpose and intent of each fund's Market Timing Trading Policy and must not engage in any short-term or excessive trading in Funds. The Trade Control Team of each Fund's transfer agent will monitor trading activity by directors, officers and employees and will report to the Code of Ethics Administration
Department, trading patterns or behaviors which may constitute short-term or excessive trading. Given the importance of this issue, if the Code of Ethics
Administration Department determines that you engaged in this type of activity, you will be subject to discipline, up to and including termination of employment and a permanent suspension of your ability to purchase shares of any Funds. This policy applies to Franklin Templeton funds including those Funds purchased through a 401(k) plan and to funds that are sub-advised by an investment adviser subsidiary of Franklin Resources, Inc., but does not apply to purchases and sales of Franklin Templeton money fund shares.

          8.   SERVICE AS A DIRECTOR

     Code of Ethics Persons may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups and eleemosynary organizations) unless you receive approval from one of the Franklin Resources, Inc. Co-CEOs and it is determined that your service is consistent with the interests of the Funds and clients of
Franklin Templeton Investments. You must notify the Code of Ethics
Administration Department, of your interest in serving as a director, including your reasons for electing to take on the directorship by copleting Schedule G.
The Code of Ethics Administration Department will process the request through the Franklin Resources, Inc. Co-CEOs.

          C.   ACCESS PERSONS (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS) AND
               PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS.

          1.   SECURITIES SOLD IN A PUBLIC OFFERING

     Access Persons shall not buy securities in any initial public offering, or a secondary offering by an issuer except for offerings of securities made by closed-end funds that are either advised or sub-advised by a Franklin

Templeton Investments adviser. Although exceptions are rarely granted, they will be considered on a case-by-case basis and only in accordance with procedures contained in section I.B. of Appendix A.

          2.   INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN LIMITED
               OFFERING (PRIVATE PLACEMENTS)

     Access Persons shall not invest in limited partnerships (including interests in limited liability companies, business trusts or other forms of
"hedge funds") or other securities in a Limited Offering (private placement)
without pre-approval from the Code of Ethics Administration Department. In order to seek consideration for pre-approval you must:

     (a)  complete the Limited Offering (Private Placement) Checklist (Schedule
          F)

     (b)  provide supporting documentation (e.g., a copy of the offering memorandum); and

     (c)  obtain approval of the appropriate Chief Investment Officer; and

     (d)  submit all documents to the Code of Ethics Administration Department.

     Approval will only be granted after the Director of Global Compliance or the Chief Compliance Officer consults with an executive officer of Franklin
Resources, Inc. Under no circumstances will approval be granted for investments in "hedge funds" that are permitted to invest in registered open-end investment companies ("mutual funds") or registered closed-end investment companies.

     D.   PORTFOLIO PERSONS - ADDITIONAL PROHIBITIONS AND REQUIREMENTS

          1.   SHORT SALES OF SECURITIES

     Portfolio Persons shall not sell short ANY security held by Associated
Clients, including "short sales against the box." Additionally, Portfolio
Persons associated with the Templeton Group of Funds and clients shall not sell short any security on the Templeton "Bargain List." This prohibition also applies to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

          2.   SHORT SWING TRADING

     Portfolio Persons shall not profit from the purchase and sale or sale and purchase within sixty (60) calendar days of any security, including derivatives.
Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction./5

          This restriction does NOT apply to:

     (a)  trading within a sixty (60) calendar day period if you do not realize a profit and if you do not violate any other provisions of this Code;
          AND

     (b)  profiting on the purchase and sale or sale and purchase within sixty
          (60) calendar days of the following securities:

          .    securities that are direct obligations of the U.S. Government, such Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

               .    high quality short-term instruments ("money market
                    instruments") including but not limited to (i) bankers'
                    acceptances, (ii) U.S. bank certificates of deposit; (iii)
                    commercial paper; and (iv) repurchase agreements;

               .    shares of any registered open-end investment companies
                    including Exchange Traded Funds (ETF), Holding Company
                    Depository Receipts (Hldrs) and shares of Franklin Templeton
                    Funds subject to the short term trading (market timing)
                    policies described in each Fund's prospectus ;

               .    commodity futures, currencies, currency forwards and
                    derivatives thereof.

     Calculation of profits during the sixty (60) calendar day holding period generally will be based on "last-in, first-out" ("LIFO"). Portfolio Persons may elect to calculate their sixty (60) calendar day profits on either a LIFO or
FIFO ("first-in, first-out") basis only if there has not been any activity in such security by their Associated Clients during the previous sixty (60)
calendar days.

          3. DISCLOSURE OF INTEREST IN A SECURITY AND METHOD OF DISCLOSURE

          As a Portfolio Person,you must promptly disclose your direct or indirect beneficial interest ina security whenever you learn that the security is under consideration for purchase or sale by an Associated Client and you;

     (a)  Have or share investment control of the Associated Client;

     (b)  Make any recommendation or participate in the determination of which recommendations shallbe made on behalf of the Associated Client; or

     (c)  Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

     In such instances, you must initially disclose that beneficial interst orally to the primary portfolio manager (or other Appropriate Analyst) of the
Associated Client(s) or the appropriate Chief Investment Officer. Following that oral disclosure, you must send a written acknowledgement of that interest on
Schedule E (or on a form containing substantially similar information) that has been signed by the primary portfolio manager, with a copy of the Code of Ethics
Administration Department.

PART 4 - REPORTING REQUIREMENTS FOR CODE OF ETHICS PERSONS (EXCLUDING
         INDEPENDENT DIRECTORS OF THE FUNDS)

     Reference to Access Persons in this Part 4 do not apply to the Independent
Directors of the Funds.  Reporting requirements applicable to Independent
Directors of the Funds are separately described in Part 6.

4.1 REPORTING OF BENEFICIAL OWNERSHIP AND SECURITIES TRANSACTIONS

     Compliance with the following personal securities transaction reporting procedures is essential to meeting our responsibilities with respect to the
Funds and other clients as well as complying with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements by completing and filing all reports required under the Code in a timely manner. If you have any questions about which reporting requirements apply to you, please contact the Code of Ethics Administration Department.

4.2 INITIAL REPORTS

          A. ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND

          PORTFOLIO PERSONS

     All Supervised Persons, Access Persons and Portfolio Persons must complete and return an executed Acknowledgement Form to the Code of Ethics Administration
Department no later than ten (10) calendar days after the date the person is notified by a member of the Code of Ethics Administration Department.

          B.   SCHEDULE C - INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS,
               SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY (ACCESS PERSONS
               AND PORTFOLIO PERSONS)

In addition, all Access Persons and Portfolio Persons must also file Schedule C
(Initial & Annual Disclosure of Brokerage Accounts, Securities Holdings and
Discretionary Authority) with the Code of Ethics Administration Department no later than ten (10) calendar days after becoming an Access or Portfolio Person.
The submitted information must be current as of a date not more than forty-five
(45) days prior to becoming an Access or Portfolio Person.

4.3  QUARTERLY TRANSACTION REPORTS

          A.   ACCESS PERSONS AND PORTFOLIO PERSONS

     You must report ALL securities transactions except for those (1) in any account over which you had no direct or indirect influence or control; (2)
effected pursuant to an Automatic Investment Plan (however, any transaction that overrides the preset schedule or allocations of the automatic investment plan must be included in a quarterly transaction report.); or (3) that would duplicate information contained in broker confirmations or statements provided no later than thirty (30) days after the end of each calendar quarter. You must provide the Code of Ethics Administration Department no later than thirty (30)
calendar days after the end of each calendar quarter, with either; (i) copies of all broker's confirmations and statements (which may be sent under separate cover by the broker) showing all your securities transactions and holdings in such securities, or (ii) a completed Schedule B (Transactions Report).

     Brokerage statements and confirmations submitted must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest AND have or share investment control. Please remember that you must report all securities acquired by gift, inheritance, vesting,/6 stock splits, merger or reorganization of the issuer of the security.

     Failure to timely report transactions is a violation of Rule 17j-1, Rule
204A-1, as well as the Code, and will be reported to the Director of Global
Compliance and/or the Fund's Board of Directors and may also result in disciplinary action, up to and including, termination.

4.4  ANNUAL REPORTS

          A.   SECURITIES ACCOUNTS AND SECURITIES HOLDINGS REPORTS (ACCESS
               PERSONS AND PORTFOLIO PERONS)

     You must file a report of all personal securities accounts and securities holdings on Schedule C (Initial, Annual Disclosure of Brokerage Accounts,
Securities Holdings and Discretionary Authority), with the Code of Ethics
Administration Department, annually by February 1st. You must report the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of your immediate family residing in the same household. You must provide information on any account in which you have any economic interest AND have or share investment control (e.g., trusts, foundations, etc.) other than an account for a Fund or other client of Franklin Templeton Investments.

     This report should include ALL of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account. Your securities holding information must be current as of a date no more than forty-five (45) days before the report is submitted. You may attach copies of year-end brokerage statements to Schedule C in lieu of listing each of your security positions on the Schedule.

          B.   ACKNOWLEDGEMENT FORM (SUPERVISED PERSONS, ACCESS PERSONS AND
               PORTFOLIO PERSONS)

     Supervised Persons, Access Persons and Portfolio Persons, will be asked to certify by February 1st annually that they have complied with and will comply with the CODE and Insider Trading Policy by filing the Acknowledgment Form with the Code of Ethics Administration Department.

4.5 BROKERAGE ACCOUNTS AND CONFIRMATIONS OF SECURITIES TRANSACTIONS (ACCESS
PERSONS AND PORTFOLIO PERSONS)

     Before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

          (1)  notify the Code of Ethics Administration Department, in writing, by completing Schedule D (Notification of Securities Account) or
               by providing substantially similar information; and

          (2)  notify the institution with which you open the account, in writing, of your association with Franklin Templeton Investments.

     The Code of Ethics Administration Department will request, in writing, that the institution send duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing of such confirmation and statement to you.

     If you have an existing account on the effective date of this Code or upon becoming an Access or Portfolio Person, you must comply within ten (10) days with conditions (1) and (2) above.

PART 5 - PRE-CLEARANCE REQUIREMENTS (APPLICABLE TO ACCESS PERSONS (EXCLUDING
INDEPENDENT DIRECTORS OF THE FUNDS) AND PORTFOLIO PERSONS

References to Access Persons in this Part 5 do not apply to the Independent
Directors of the Funds. Pre-clearance requirements applicable to Independent
Directors of the Funds are separately described in Part 6.

5.1 PRIOR APPROVAL (PRE-CLEARANCE) OF SECURITIES TRANSACTIONS

          A.   LENGTH OF APPROVAL

     You shall not buy or sell any security without first contacting a member of the Code of Ethics Administration Department either electronically or by phone and obtaining his or her approval, unless your proposed transaction is covered by paragraph C below. Approval for a proposed transaction will remain valid until the close of the business day following the day pre-clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in the section entitled Pre-clearance Standards in Appendix A.

          B.   SECURITIES NOT REQUIRING PRE-CLEARANCE

     You do not need to request pre-clearance for the types of securities or transactions listed below. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to Portfolio Persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 5; and (iv) insider trading prohibitions described in the Insider Trading Policy.

     If you have any questions, contact the Code of Ethics Administration
Department before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with the Code of Ethics Administration Department before engaging in the transaction.

You need NOT pre-clear the following types of transactions or securities:

     (1)  FRANKLIN RESOURCES, INC., AND ITS AFFILIATES. Purchases and sales of securities of Franklin Resources, Inc., closed-end funds of the
          Franklin Templeton Investments as these securities cannot be purchased on behalf of our advisory clients./7

     (2)  SHARES OF OPEN-END INVESTMENT COMPANIES

     (3)  SMALL QUANTITIES (NOT APPLICABLE TO OPTION TRANSACTIONS).

          .   Transactions of 500 shares or less of any security regardless of where it is traded in any 30-day period; or

          .    Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ
               NMS (does not include Small Cap or OTC) in any 30-day period. You can find this list at http://intranet/leglcomp/codeofethics/
               top50.xls.

          .    Transactions in municipal bonds with a face value of $100,000 or less.

          .    OPTION TRANSACTIONS: THE SMALL QUANTITIES RULE IS NOT APPLICABLE
               TO OPTION TRANSACTIONS.

     PLEASE NOTE THAT YOU MAY NOT EXECUTE ANY TRANSACTION, REGARDLESS OF
     QUANTITY, IF YOU LEARN THAT THE FUNDS OR CLIENTS ARE ACTIVE IN THE
     SECURITY. IT WILL BE PRESUMED THAT YOU HAVE KNOWLEDGE OF FUND OR CLIENT
     ACTIVITY IN THE SECURITY IF, AMONG OTHER THINGS, YOU ARE DENIED APPROVAL TO
     GO FORWARD WITH A TRANSACTION REQUEST.

     (4)  DIVIDEND REINVESTMENT PLANS: Transactions made pursuant to dividend reinvestment plans ("DRIPs") do not require pre-clearance regardless of quantity or Fund activity.

     (5)  GOVERNMENT OBLIGATIONS. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United
          Kingdom,France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

     (6)  PAYROLL DEDUCTION PLANS. Securities purchased by an Access Person's spouse pursuant to a payroll deduction program, provided the Access
          Person has previously notified the Code of Ethics Administration
          Department in writing that their spouse will be participating in the payroll deduction program.

     (7)  EMPLOYER STOCK OPTION PROGRAMS. Transactions involving the exercise and/or purchase by an Access Person or an Access Person's spouse of securities pursuant to a program sponsored by a company employing the
          Access Person or Access Person's spouse.

     (8)  PRO RATA DISTRIBUTIONS. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

     (9)  TENDER OFFERS. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be pre-cleared.

     (10) SECURITIES PROHIBITED FOR PURCHASE BY THE FUNDS AND OTHER CLIENTS.
          Transactions in any securities that are prohibited investments for all
          Funds and clients advised by the entity employing the Access Person.

     (11) NO INVESTMENT CONTROL. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

     (12) NO BENEFICIAL OWNERSHIP. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

     (13) ETFS AND HOLDRS. Transactions in Exchange-Traded Funds and Holding
          Company Depository Receipts.

          C.   DISCRETIONARY ACCOUNTS

     You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, which is not affiliated with
Franklin Templeton Investments, exercises sole investment discretion, if the following conditions are met:/8

     (1)  The terms of each account relationship ("Agreement") must be in writing and filed with the Code of Ethics Administration Department prior to any transactions.

     (2)  Any amendment to each Agreement must be filed with the Code of Ethics
          Administration Department prior to its effective date.

     (3)  The Access Person certifies to the Code of Ethics Administration
          Department at the time such account relationship commences, and annually thereafter, as contained in Schedule C of the Code that such
          Access Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

     (4)  Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you. If your discretionary account acquires securities that are not reported to the Code of Ethics Administration Department by a duplicate confirmation,

          such transaction must be reported to the Code of Ethics Administration
          Department on Schedule B (Quarterly Transactions Report) no later than thirty (30) days after the end of the calendar quarter after you are notified of the acquisition./9

     However, if prior to making ANY request you advised the discretionary account manager to enter into or refrain from a specific transaction or class of transactions, you must first consult with the Code of Ethics Administration
Department and obtain approval prior to making such request.

PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS

6.1 PRE-CLEARANCE REQUIREMETNS

     Independent Directors of the Funds shall pre-clear or report on any securities transactions if they knew or should have known that during the 15-day period before or after the transaction the security was purchased or sold or considered for purchase or sale by the Fund. Such pre-clearance and reporting requirements shall not apply to securities transactions conducted in an account where an Independent Director has granted full investment discretion to a brokerage firm, bank or investment advisor or conducted in a trust account in which the trustee has full investment discretion.

6.2 REPORTING REQUIREMENTS

          A.   INITIAL REPORTS

     1.   ACKNOWLEDGEMENT FORM.

     Independent  Directors  of the Funds must  complete  and return an executed
Acknowledgement  Form to the Code of Ethics  Administration  Department no later than ten (10)  calendar  days after the date the person  becomes an  Independent
Director of the Fund.

     2.   DISCLOSURE OF SECURITIES HOLDINGS, BROKERAGE ACCOUNTS AND
          DISCRETIONARY AUTHORITY.

     Independent Directors of the Funds are not required to disclose any securities holdings, brokerage accounts, including brokerage accounts where he/she has granted discretionary authority to a brokerage firm, bank or investment adviser.

          B.   QUARTERLY TRANSACTION REPORTS

     Independent Directors of the Funds are not required to file any quarterly transaction reports unless he/she knew or should have known that, during the
15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton
Investments on behalf of a Fund.

          C.   ANNUAL REPORTS

     Independent Directors of the Funds will be asked to certify by February 1st annually that they have complied with and will comply with the Code and Insider
Trading Policy by filing the Acknowledgment Form with the Code of Ethics
Administration Department.

PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE

     The Code is designed to assure compliance with applicable laws and to maintain shareholder confidence in Franklin Templeton Investments.

     In adopting this Code, it is the intention of the Boards of
Directors/Trustees of the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., and the Funds, to attempt to achieve
100% compliance with all requirements of the Code - but recognize that this may not be possible. Certain incidental failures to comply with the Code are not necessarily a violation of the law or the Code. Such violations of the Code not resulting in a violation of law or the Code will be referred to the Director of
Global Compliance and/or the Chief Compliance Officer and/or the relevant management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up ANY profits realized from these transactions to
Franklin Resources, Inc. for the benefit of the affected Funds or other clients.
If Franklin Resources, Inc. cannot determine which Funds or clients were affected the proceeds will be donated to a charity chosen either by you or by
Franklin Resources, Inc. Please refer to the following page for guidance on the types of sanctions that would likely be imposed for violations of the Code.

     Failure to disgorge profits when requested or even a pattern of violations that individually do not violate the law or the Code, but which taken together demonstrate a lack of respect for the Code, may result in more significant disciplinary action, up to and including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action potentially including, but not limited to, referral of the matter to the board of directors of the affected Fund, senior management of the appropriate investment adviser, principal underwriter or other Franklin subsidiary and/or the board of directors of Franklin Resources, Inc., termination of employment and referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

                       CODE OF ETHICS SANCTION GUIDELINES

PLEASE BE AWARE THAT THESE GUIDELINES REPRESENT ONLY A REPRESENTATIVE SAMPLING
OF THE POSSIBLE SANCTIONS THAT MAY BE TAKEN AGAINST YOU IN THE EVENT OF A
VIOLATION OF THE CODE.

--------------------------------------------------------------------------------
                   VIOLATION                     SANCTION IMPOSED
--------------------------------------------------------------------------------
..    Failure to pre-clear but otherwise would    Reminder Memo
     have been approved (i.e., no conflict
     with the fund's transactions).
--------------------------------------------------------------------------------
..    Failure to pre-clear but otherwise would    30 Day Personal Securities
     have been approved (i.e., no conflict       Trading Suspension
     with the fund's transactions) twice
     within twelve (12) calendar months

..    Failure to pre-clear and the transaction
     would have been disapproved
--------------------------------------------------------------------------------
..    Failure to pre-clear but otherwise would    Greater Than 30 Day  Personal
     have been approved (i.e., no conflict       Securities Trading Suspension
     with the fund's transactions) three times   (e.g., 60 or 90 Days)
     or more within twelve (12) calendar
     months

..    Failure to pre-clear and the transaction
     would have been disapproved twice or more
     within twelve (12) calendar months

--------------------------------------------------------------------------------
..    Profiting from short-swing trades           Profits are donated to The
     (profiting on purchase & sale or sale &     United Way (or charity of
     purchase within sixty (60) days)            employee's choice)
--------------------------------------------------------------------------------
..    Repeated violations of the Code of Ethics   Fines levied after discussion
     even if each individual violation might     with the General Counsel and
     be considered DE MINIMIS                    appropriate CIO.
--------------------------------------------------------------------------------
..    Failure to return initial or annual         Sanction may include but not
     disclosure forms                            limited to a reminder memo,
..    Failure to timely report transactions       suspension of personal trading,
                                                 monetary sanctions, reporting
                                                 to the Board of Directors,
                                                 placed on unpaid administrative
                                                 leave or termination of
                                                 employment
--------------------------------------------------------------------------------
..    Insider Trading Violation and/or            Subject to review by the
     violation of the CODE OF ETHICS AND         appropriate supervisor in
     BUSINESS CONDUCT contained in Appendix D    consultation with the Franklin
                                                 Resources Inc., General Counsel
                                                 for consideration of
                                                 appropriate disciplinary action
                                                 up to and including termination
                                                 of employment and reporting to
                                                 the appropriate regulatory
                                                 agency.
--------------------------------------------------------------------------------

PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING
POLICY

     The Insider Trading Policy (see the attached Policy Statement on Insider
Trading) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public. It applies to all
Code of Ethics Persons. The guidelines and requirements described in the Insider
Trading Policy go hand-in-hand with the Code. If you have any questions or concerns about compliance with the Code and the Insider Trading Policy you are encouraged to speak with the Code of Ethics Administration Department.

PART 9 - FOREIGN COUNTRY SUPPLEMENTS (CANADA)

The Investment Funds Institute of Canada ("IFIC") has implemented a new Model
Code of Ethics for Personal Investing (the "IFIC Code") to be adopted by all
IFIC members. Certain provisions in the IFIC Code differ from the provisions of
Franklin Templeton Investments Code of Ethics (the "FT Code"). This
Supplementary Statement of Requirements for Canadian Employees (the "Canadian
Supplement") describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. ("FTIC"). It is important to note that the Canadian Supplement does not replace the FT Code but adds certain restrictions on trading activities, which must be read in conjunction with the
Code.

All capitalized terms in this Canadian Supplement, unless defined in this
Canadian Supplement, have the meaning set forth in the FT Code.

INITIAL PUBLIC AND SECONDARY OFFERINGS

Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin
Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources,

Inc, are excluded from this prohibition.

INTERESTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS Access
Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the appropriate Chief Investment Officer and Director of Global Compliance after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin
Resources, Inc. may require, the Director of Global Compliance is satisfied that the issuer is a "private company" as defined in the SECURITIES ACT (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

ADDITIONAL REQUIREMENTS TO OBTAIN APPROVAL FOR PERSONAL TRADES Prior to an
Access Person obtaining approval for a personal trade he or she must advise the
Code of Ethics Administration Department that he or she:

..    Does not possess material non-public information relating to the security;
..    Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;
..    Believes that the proposed trade has not been offered because of the Access
     Person's position in Franklin Templeton Investments and is available to any market participant on the same terms;
..    Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FT Code, and in the case of
     Portfolio Persons does not violate any of the additional requirements set out in Part 4 of the FT Code; and
..    Will provide any other information requested by the Code of Ethics
     Administration Department concerning the proposed personal trade.

An Access Person may contact the Code of Ethics Administration Department by fax, phone or e-mail to obtain his or her approval.

NOTE: THE METHOD OF OBTAINING APPROVAL IS PRESENTLY SET OUT IN SECTION 6.1 OF
THE FT CODE AND PROVIDES THAT AN ACCESS PERSON MAY CONTACT THE CODE OF ETHICS
ADMINISTRATION DEPARTMENT BY E-MAIL OR PHONE. THE ADDITIONAL REQUIREMENT
DESCRIBED ABOVE MAKES IT CLEAR THAT AN ACCESS PERSON MAY CONTINUE TO CONTACT THE
CODE OF ETHICS ADMINISTRATION DEPARTMENT IN THE SAME MANNER AS BEFORE. THE
ACCESS PERSON WILL HAVE DEEMED TO HAVE CONFIRMED COMPLIANCE WITH THE ABOVE
REQUIREMENTS PRIOR TO OBTAINING APPROVAL FROM THE CODE OF ETHICS ADMINISTRATION
DEPARTMENT.

APPOINTMENT OF INDEPENDENT REVIEW PERSON
FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FT Code with respect to FTIC and for monitoring the administration of the FT Code from time to time with respect to FTIC employees. The Code of Ethics Administration
Department Manager will provide a written report to the Independent Review
Person, at least annually, summarizing:

..    Compliance with the FT Code for the period under review
..    Violations of the FT Code for the period under review
..    Sanctions imposed by Franklin Templeton Investments for the period under review
..    Changes in procedures recommended by the FT Code
..    Any other information requested by the Independent Review Person

                APPENDIX A: COMPLIANCE PROCEDURES AND DEFINITIONS

     This appendix sets forth the responsibilities and obligations of the
Compliance Officers of each entity that has adopted the Code, the Code of Ethics
Administration Department, and the Legal Department, under the Code and Insider
Trading Policy.

I. RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER

     A. PRE-CLEARANCE STANDARDS

          1.   GENERAL PRINCIPLES

     The Director of Global Compliance, the Chief Compliance Officer and/or the
Code of Ethics Administration Department, shall permit an Access Person to go forward with a proposed security/10 transaction only if he or she determines that, considering all of the facts and circumstances known to them, the transaction does not violate Federal Securities Laws, or this Code and there is no likelihood of harm to a Fund or client.

          2.   ASSOCIATED CLIENTS

     Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, the Code of Ethics
Administration Department shall consider only those securities transactions of the "Associated Clients" of the Access Person, including open and executed orders and recommendations, in determining whether to approve such a request.
"Associated Clients" are those Funds or clients whose securities holdings and/or trading information would be available to the Access Person during the course of his or her regular functions or duties. As of November 2004, there are five groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC ("Mutual Clients"); (ii) the Franklin
Group of Funds and the clients advised by the various Franklin investment advisers ("Franklin Clients"); (iii) the Templeton Group of Funds and the
clients advised by the various Templeton investment advisers ("Templeton
Clients"); (iv) the Bissett Group of Funds and the clients advised by Franklin
Templeton Investments Corp.; and (v) the Fiduciary Group of funds and the clients advised by the various Fiduciary investment advisers. Other Associated
Clients will be added to this list as they are established. Thus, for example, persons who have access to the trading information of Mutual Clients generally will be pre-cleared solely against the securities transactions of the Mutual
Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin Clients,
Templeton Clients, Bissett clients, or Fiduciary clients, generally will be pre-cleared solely against the securities transactions of Franklin Clients,
Templeton Clients, Bissett clients or Fiduciary clients respectively.

     Certain officers of Franklin Templeton Investments, as well as certain employees in the Legal, Legal Compliance, Fund Accounting, Investment Operations
and other personnel who generally have access to trading information of the
Funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions pre-cleared against executed transactions, open orders and recommendations of all Associated Clients.

          3.   SPECIFIC STANDARDS

               (a)  SECURITIES TRANSACTIONS BY FUNDS OR CLIENTS

     No clearance shall be given for any transaction in any security on any day during which an Associated Client of the Access Person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

               (b)  SECURITIES UNDER CONSIDERATION

                         OPEN ORDERS

     No clearance shall be given for any transaction in any security on any day which an Associated Client of the Access Person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed or if the order is immediately withdrawn.

                         RECOMMENDATIONS

     No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

               (c)  LIMITED OFFERING (PRIVATE PLACEMENT)

     In considering requests by Access Persons for approval of limited partnerships and other limited offering, the Director of Global Compliance or
Chief Compliance Officer shall consult with an executive officer of Franklin
Resources, Inc. In deciding whether to approve the transaction, the Director of
Global Compliance or the Chief Compliance Officer and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access Person by virtue of his or her position with Franklin Templeton Investments. If the Access Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person's pre-existing investment and who has no interest in the issuer, approves the transaction. Please see Schedule F.

               (d)  DURATION OF CLEARANCE

     If the Code of Ethics Administration Department approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director of Global Compliance and/or the Chief Compliance Officer
may, in his or her discretion, extend the clearance period up to seven (7)
calendar days, beginning on the date of the approval, for a securities transaction of any Access Person who demonstrates that special circumstances make the extended clearance period necessary and appropriate./11 The Director of
Global Compliance or the Chief Compliance Officer may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven (7)
calendar days upon a showing of special circumstances by the Access Person. The
Director of Global Compliance or the Chief Compliance Officer may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

     B. WAIVERS BY THE DIRECTOR OF GLOBAL COMPLIANCE AND/OR THE CHIEF COMPLIANCE
OFFICER

     The Director of Global Compliance and/or the Chief Compliance Officer may,
in his or her discretion, after consultation with an executive officer of
Franklin Resources, Inc., waive compliance by any Access Person with the provisions of the Code, if he or she finds that such a waiver:

     (1)  is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

     (2)  will not be inconsistent with the purposes and objectives of the Code;

     (3)  will not adversely affect the interests of advisory clients of
          Franklin Templeton Investments, the interests of Franklin Templeton
          Investments or its affiliates; and

     (4)  will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

     Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director of Global Compliance or the Chief Compliance Officer, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

     C. CONTINUING RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION
DEPARTMENT

PRE-CLEARANCE RECORDKEEPING

     The Code of Ethics Administration Department shall keep a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the Access Person, the details of the proposed transaction, and whether the request was approved or denied. The
Code of Ethics Administration Department shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

INITIAL, ANNUAL HOLDINGS REPORTS AND QUARTERLY TRANSACTION REPORTS

     The Code of Ethics Administration Department shall also collect the signed
Acknowledgment Forms from Supervised and Access Persons as well as reports, on
Schedules B, C, D, E, F, G of the Code, as applicable. In addition, the Code of
Ethics Administration Department shall keep records of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any Access Person of the Franklin Templeton Group. The Code of
Ethics Administration Department shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by the applicable regulation.

     The Code of Ethics Administration Department shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and G for compliance with the Code. The reviews shall include, but are not limited to;

     (1)  Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to pre-clearance requests or, if a private placement, the
          Private Placement Checklist;

     (2)  Comparison of brokerage statements and/or Schedule Cs to current securities holding information, securities account information and discretionary authority information;

     (3)  Conducting periodic "back-testing" of Access Person transactions,
          Schedule Cs and/or Schedule Es in comparison to fund and client transactions;

     The Code of Ethics Administration Department shall evidence review by initialing and dating the appropriate document or log. Violations of the

Code detected by the Code of Ethics Administration Department during his or her reviews shall be promptly brought to the attention of the Director of Global
Compliance and/or the Chief Compliance Officer with periodic reports to each appropriate Chief Compliance Officer.

     D. PERIODIC RESPONSIBILITIES OF THE CODE OF ETHICS ADMINISTRATION
DEPARTMENT

     The Code of Ethics Administration Department shall consult with FRI's
General Counsel and seek the assistance of the Human Resources Department, as the case may be, to assure that:

     1.   Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

     2.   All Code of Ethics Persons are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

     3.   All new Supervised and Access Persons of Franklin Templeton
          Investments are required to complete the Code of Ethics Computer Based
          Training program. Onsite training will be conducted on an "as needed"
          basis.

     4.   There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by Supervised and Access Persons and to control access to inside information.

     5.   Written compliance reports are submitted to the Board of Directors of each relevant Fund at least quarterly. Additionally, written compliance reports are submitted to the Board of Directors of Franklin
          Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

     6.   The Legal Compliance Department will certify at least annually to the
          Fund's board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Supervised and
          Access Persons from violating the Code, and

     7.   Appropriate records are kept for the periods required by law. Types of records include pre-clearance requests and approvals, brokerage confirmations, brokerage statements, initial and annual Code of Ethics certifications.

     E. APPROVAL BY FUND'S BOARD OF DIRECTORS

     (1) BASIS FOR APPROVAL

     The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent
Code of Ethics Persons from engaging in any conduct prohibited by Rule 17j-1 or
Rule 204A-1. The Code of Ethics Administration Department maintains a detailed list of violations and will amend the Code of Ethics and procedures in an attempt to reduce such violations.

     (2) NEW FUNDS

     At the time a new fund is organized, the Code Of Ethics Administration
Department will provide the Fund's board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Code of Ethics Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Code of Ethics Persons from violating the Code.

     (3) MATERIAL CHANGES TO THE CODE OF ETHICS

     The Legal Compliance Department will provide the Fund's board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II. COMPILATION OF DEFINITIONS OF IMPORTANT TERMS

     For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 ACT - The Securities Exchange Act of 1934, as amended.

1940 ACT - The Investment Company Act of 1940, as amended.

ACCESS PERSON - Each director, trustee, general partner or officer, and any other person that directly or indirectly controls (within the meaning of Section
2(a)(9) of the 1940 Act) the Franklin Templeton Group or a person, including an
Advisory Representative, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

ADVISERS ACT - The Investment Advisers Act of 1940, as amended.

ADVISORY REPRESENTATIVE - Any officer or director of Franklin Resources; any employee who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made; any employee who, in connection with his or her duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations; and any of the following persons who obtain information concerning securities recommendations being made by Franklin Resources prior to the effective dissemination of such recommendations or of the information concerning such recommendations: (i) any person in a control relationship to Franklin Resources,
(ii) any affiliated person of such controlling person, and (iii) any affiliated person of such affiliated person.

AFFILIATED PERSON - it has the same meaning as Section 2(a)(3) of the Investment
Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

APPROPRIATE ANALYST - With respect to any Access Person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

ASSOCIATED CLIENT - A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.

AUTOMATIC INVESTMENT PLAN-A program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocations. An automatic investment plan includes a dividend reinvestment plan.

BENEFICIAL OWNERSHIP - Has the same meaning as in Rule 16a-1(a)(2) under the
1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

EXCHANGE TRADED FUNDS AND HOLDING COMPANY DEPOSITORY RECEIPTS - An
Exchange-Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts "Holdrs" are securities that represent an investor's ownership in the common stock or American
Depository Receipts of specified companies in a particular industry, sector or group.

FUNDS - Investment companies in the Franklin Templeton Group of Funds.

HELD OR TO BE ACQUIRED - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the
Fund.

INITIAL PUBLIC OFFERING - An offering of securities registered under the
Securities Act of 1933, the issuer of which immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the
Securities Exchange Act of 1934.

LIMITED OFFERING- An offering that is exempt from registration under the
Securities Act of 1933 pursuant to section 4(2) of section 4(6).

PORTFOLIO PERSON - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton
Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of
Portfolio Persons, and anyone else designated by the Director of Global
Compliance.

PROPRIETARY INFORMATION - Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin
Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin
Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements).
Examples of non-Proprietary Information include mass media publications (e.g.,
The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line,

Standard and Poors), and research reports available to the general public.

REPORTABLE FUND - Any fund for which an Franklin Templeton Investments' U.S.
registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter controls a FTI Adviser, is controlled by a FTI adviser or is under common control with a FTI Adviser.

SECURITY - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security. For purposes of the Code, security does not include:

1.   direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);
2.   money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreement and other high quality short-term debt instruments;
3.   shares of money market funds;
4.   commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.
5.   shares issued by open-end funds other than Reportable Funds; and
6.   Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

SUPERVISED PERSONS- Supervised persons are an advisers' partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other persons who provide advice on behalf of the adviser and are subject to the supervision and control of the adviser.

                  APPENDIX B: ACKNOWLEDGMENT FORM AND SCHEDULES

                               INITIAL AND ANNUAL

                               ACKNOWLEDGMENT FORM
             CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form to Code of Ethics Administration Department via:

Inter-office: Code of Ethics, L-COMP SM-920/2   Fax: (650) 312-5646

U.S. Mail:  Franklin Templeton Investments      E-mail: Preclear, Legal
Attn: Code of Ethics Administration Dept.               (internal)
P.O. Box 25050                                  Lpreclear@frk.com (external)
San Mateo, CA 94402-5050

TO: CODE OF ETHICS ADMINISTRATION DEPARTMENT

I HEREBY ACKNOWLEDGE RECEIPT OF A COPY OF THE FRANKLIN TEMPLETON

INVESTMENT'S CODE OF ETHICS ("CODE") AND POLICY STATEMENT ON INSIDER TRADING, AS
AMENDED, WHICH I HAVE READ AND UNDERSTAND. I WILL COMPLY FULLY WITH ALL
PROVISIONS OF THE CODE AND THE INSIDER TRADING POLICY TO THE EXTENT THEY APPLY
TO ME DURING THE PERIOD OF MY EMPLOYMENT. IF THIS IS AN ANNUAL CERTIFICATION, I
CERTIFY THAT I HAVE COMPLIED WITH ALL PROVISIONS OF THE CODE AND THE INSIDER
TRADING POLICY TO THE EXTENT THEY APPLIED TO ME OVER THE PAST YEAR.
ADDITIONALLY, I AUTHORIZE ANY BROKER-DEALER, BANK, OR INVESTMENT ADVISER WITH
WHOM I HAVE SECURITIES ACCOUNTS AND ACCOUNTS IN WHICH I HAVE DIRECT OR INDIRECT
BENEFICIAL OWNERSHIP, TO PROVIDE BROKERAGE CONFIRMATIONS AND STATEMENTS AS
REQUIRED FOR COMPLIANCE WITH THE CODE. I FURTHER UNDERSTAND AND ACKNOWLEDGE THAT
ANY VIOLATION OF THE CODE OR INSIDER TRADING POLICY, INCLUDING ENGAGING IN A
PROHIBITED TRANSACTION OR FAILURE TO FILE REPORTS AS REQUIRED (SEE SCHEDULES B,
C, D, E, F AND G), MAY SUBJECT ME TO DISCIPLINARY ACTION UP TO AND INCLUDING
TERMINATION OF EMPLOYMENT.

--------------------------------------------------------------------------------
      NAME (PRINT)                 SIGNTURE             DATE SUBMITTED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      TITLE                     DEPARTMENT NAME            LOCATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              YEAR END
  INITIAL DISCLOSURE           ANNUAL DISCLOSURE     (FOR COMPLIANCE USE ONLY)
--------------------------------------------------------------------------------

      [ ]                             [ ]

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SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION DEPT.
CONTACT INFO/12

     LEGAL OFFICER
     Murray L. Simpson
     Executive Vice President & General Counsel
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 525-7331
     Fax: (650) 312-2221
     Email: MLSIMPSON@FRK.COM

     COMPLIANCE OFFICERS

     DIRECTOR, GLOBAL COMPLIANCE
     James M. Davis
     Franklin Templeton
     Investments

     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-2832
     Fax: (650) 312-5676
     Email: JDAVIS@FRK.COM

     CHIEF COMPLIANCE OFFICER
     Franklin Templeton
     Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906

     CODE OF ETHICS ADMINISTRATION DEPARTMENT
     Maria Abbott, Manager
     Lisa Del Carlo
     Darlene James
     Legal Compliance Department
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-3693
     Fax: (650) 312-5646
     Email: Preclear, Legal (internal)
            Lpreclear@frk.com (external)

                    SCHEDULE B: QUARTERLY TRANSACTIONS REPORT

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form to the
Code of Ethics Administration Department via:

   Inter-office: Code of Ethics, L-COMP SM-920/2  Fax: (650)312-564

   U.S. Mail: Franklin Templeton Investments      E-mail: Preclear, Legal
              Attn: Code of Ethics                        (internal)
              Administration Dept                 Lpreclear@frk.com (external)
              P.O. Box 25050
              San Mateo, CA 94402-5050
--------------------------------------------------------------------------------

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 5.3 of the Code is required pursuant to Rule 204A-1of the Investment Advisers Act of 1940 and Rule
17j-1(c) of the Investment Company Act of 1940. The report must be completed and submitted to the Code of Ethics Administration Department no later than thirty
(30) calendar days after the end of the calendar quarter in which you completed such as transaction. Refer to Section 5.3 of the Code for further instructions.

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                        SECURITY NAME
                     DESCRIPTION/TICKER
                       SYMBOL OR CUSIP                                                        PRE-CLEARED
                       NUMBER/TYPE OF                                                           THROUGH
                     SECURITY (INTEREST     QUANTITY                        BROKER DEALER/     COMPLIANCE
TRADE   BUY, SELL     RATE AND MATURITY    (NUMBER OF           PRINCIPAL      BANK AND        DEPARTMENT
 DATE   OR OTHER    DATE, IF APPLICABLE)     SHARES)    PRICE     AMOUNT    ACCOUNT NUMBER   (DATE OR N/A)
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THIS REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION THAT I HAVE ANY DIRECT OR
INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES DESCRIBED ABOVE.

--------------------------------------------------------------------------------
              NAME (PRINT)                              SIGNATURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DATE REPORT SUBMITTED                       QUARTER ENDED
--------------------------------------------------------------------------------

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SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, SECURITIES
            HOLDINGS AND DISCRETIONARY AUTHORITY

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form to the
Code of Ethics Administration via:

   Inter-office: Code of Ethics, L-COMP SM-920/2   Fax: (650)312-564

   U.S. Mail: Franklin Templeton Investments       E-mail: Preclear, Legal
        Attn: Code of Ethics Administration Dept   (internal)

P.O. Box 25050                                      Lpreclear@frk.com (external)
San Mateo, CA 94402-5050
--------------------------------------------------------------------------------

This report shall set forth the name and/or description of each securities account and holding in which you have a direct or indirect beneficial interest, including securities accounts and holdings of a spouse, minor children or other immediate family member living in your home, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund or other client of Franklin Templeton Investments or by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion. In lieu of listing each securities account and holding below, you may attach copies of current brokerage statements, sign below and return the Schedule C along with the brokerage statements to the Code of Ethics Administration Department within 10 days of becoming an Access Person if an initial report or by February 1st of each year, if an annual report. The information in this Schedule C or any attached brokerage statements must be current as of a date no more than 45 days prior to the date you become an Access
Person or the date you submit your annual report. Refer to Part 5 of the Code for additional filing instructions.

Securities that are EXEMPT from being reported on the Schedule C include: (i)
securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii)
high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit;
commercial paper; and repurchase agreements; (iii) commodity futures, currencies, currency forwards and derivatives thereof; shares of money market funds; shares issued by open-end funds other than Reportable Funds (Any fund for which a Franklin Templeton Investments' U.S. registered investment adviser ("FTI
Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter is controlled by an FTI adviser or is under common control with a FTI adviser; and shares issued by unit investment trusts that are invested in one or more open-end funds none of which are
Reportable Funds.

[ ] I DO NOT HAVE ANY BROKERAGE ACCOUNTS.
[ ] I DO NOT HAVE ANY SECURITIES HOLDINGS.
[ ] I HAVE ATTACHED STATEMENTS CONTAINING ALL MY BROKERAGE ACCOUNTS AND
    SECURITIES HOLDINGS.
[ ] I HAVE LISTED MY BROKERAGE ACCOUNTS CONTAINING NO SECURITIES HOLDINGS.
[ ] I HAVE LISTED MY SECURITIES HOLDINGS NOT HELD IN A BROKERAGE ACCOUNT.

                                                                         SECURITY
                                            ADDRESS                  DESCRIPTON/TITLE
                         NAME OF         OF BROKERAGE                  TICKER/SYMBOL     QUANTITY
  ACCOUNT NAME(S)        BROKEAGE        FIRM, BANK OR                  OR CUSIP #      NUMBER OF
(REGISTRATION SHOWN     FIRM, BANK    INVESTMENT ADVISOR              (INTEREST RATE     SHARES &     CHECK THIS
    ON BROKERAGE      OR INVESTMENT      (STREET/CITY/     ACCOUNT     & MATURITY IF    PRINCIPAL       BOX IF
     STATEMENT)          ADVISER        STATE/ZIP CODE)     NUMBER      APPROPRIATE)      AMOUNT    DISCRETIONARY
-----------------------------------------------------------------------------------------------------------------

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TO THE BEST OF MY KNOWLEDGE, I HAVE DISCLOSED ALL OF MY SECURITIES ACCOUNTS
AND/OR HOLDINGS IN WHICH I HAVE A DIRECT OR INDIRECT BENEFICIAL INTEREST,
INCLUDING SECURITIES ACCOUNTS AND/OR HOLDINGS OF A SPOUSE, MINOR CHILDREN OR
OTHER IMMEDIATE MEMBER LIVING IN MY HOME, TRUSTS, FOUNDATIONS, AND ANY ACCOUNT
FOR WHICH TRADING AUTHORITY HAS BEEN DELEGATED TO ME OR BY ME TO AN UNAFFILIATED
REGISTERED BROKER-DEALER, REGISTERED INVESTMENT ADVISER, OR OTHER INVESTMENT
MANAGER ACTING IN A SIMILAR FIDUCIARY CAPACITY, WHO EXERCISES SOLE INVESTMENT
DISCRETION.

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                                                                   DATE REPORTED
NAME (PRINT)                        SIGNATURE                        SUBMITTED
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INITIAL DISCLOSURE               ANNUAL
(CHECK THIS                    DISCLOSURE
 BOX IF                       (CHECK THIS
YOU'RE A NEW                  BOX IF ANNUAL                     YEAR END
ACCESS PERSON)                CERTIFICATION)           (FOR COMPLIANCE USE ONLY)
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        [ ]                         [ ]
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                 SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT

--------------------------------------------------------------------------------
INSTRUCTIONS: Print form, complete, sign and date.   Submit completed form to
Code of Ethics Administration via:

   Inter-office: Code of Ethics, L-COMP SM-920/2     Fax: (650)312-5646

   U.S. Mail: Franklin Templeton Investments         E-mail:
              Attn: Code of Ethics Administration    Preclear, Legal (internal)
              Dept.                                  Lpreclear@frk.com
              P.O. Box 25050                         (external)
              San Mateo, CA 94402-5050
--------------------------------------------------------------------------------

All Franklin registered representatives and Access Persons, PRIOR TO OPENING A
BROKERAGE ACCOUNT OR PLACING AN INITIAL ORDER IN THE NEW ACCOUNT, are required to notify the Code of Ethics Administration Department and the executing broker-dealer in writing. This includes accounts in which the registered representative or Access Person has or will have a financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child).

UPON RECEIPT OF THE NOTIFICATION OF SECURITIES ACCOUNT FORM, THE CODE OF ETHICS
ADMINISTRATION DEPARTMENT WILL CONTACT THE BROKER-DEALER IDENTIFIED BELOW AND
REQUEST THAT DUPLICATE CONFIRMATIONS AND STATEMENTS OF YOUR BROKERAGE ACCOUNT
ARE SENT TO FRANKLIN TEMPLETON INVESTMENTS.

ACCOUNT INFORMATION:
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   NAME ON THE ACCOUNT            ACCOUNT NUMBER
IF OTHER THAN EMPLOYEE,            OR SOCIAL                    DATE
RELATIONSHOP I.E., SPOUSE)       SECURITY NUMBER             ESTABLISHED
--------------------------------------------------------------------------------

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                                                            BROKERAGE FIRM
                                                                ADDRESS
    NAME OF                    OUR REPRESENTATIVE            (CITY/STATE/
BROKERAGE FIRM                     (OPTIONAL)                 ZIP CODE)
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EMPLOYEE INFORMATION:
--------------------------------------------------------------------------------
EMPLOYEES NAME (PRINT)               TITLE                  DEPARTMENT NAME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ARE YOU A
                                    REGISTERED
                                  REPRESENTATIVE?
INTEROFFICE                    NASD LICENSED, I.E.,           ARE YOU AN
MAIL CODE                          SERIES (6,7)              ACCESS PERSON
--------------------------------------------------------------------------------

                                  [ ] YES [ ]  NO            [ ] YES [ ]NO

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PHONE EXTENSION                      SIGNATURE                   DATE

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       SCHEDULE E: NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST

-------------------------------------------------------------------------------
INSTRUCTIONS:  Print form, complete, sign and date.  Obtain required signature and submit completed form to Code of Ethics Administration Dept. via:

   Inter-office: Code of Ethics, L-COMP SM-920/2    Fax: (650) 312-5646

   U.S. Mail: Franklin Templeton Investments        E-mail:
              Attn: Code of Ethics Administration   Preclear, Legal (internal)
              Dept.                                 Lpreclear@frk.com
              P.O. Box 2505                         (external)
              San Mateo, CA 94402-5050
-------------------------------------------------------------------------------

If you have any beneficial ownership in a security and it is recommended to the
Appropriate Analyst that the security be considered for purchase or sale by an
Associated Client, or if a purchase or sale of that security for an Associated
Client is carried out, you must disclose your beneficial ownership to Code of
Ethics Administration Department and the Appropriate Analyst in writing on
Schedule E (or an equivalent form containing similar information) before the purchase or sale, or before or simultaneously with the recommendation.

                                                           DATE AND
                                                            METHOD          PRIMARY
               OWNERSHIP                 METHOD OF       LEARNED THAT      PORTFOLIO
 SECURITY        TYPE                   ACQUISITION    SECURITY'S UNDER   MANAGER OR    NAME OF      DATE OF
  SECURIT     (DIRECT OR     YEAR     (PURCHASE/GIFT     CONSIDERATION     PORTFOLIO    PERSON       VERBAL
DESCRIPTION    INDIRECT)   ACQUIRED       OTHER)           BY FUNDS         ANALYST    NOTIFIED   NOTIFICATION
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EMPLOYEE'S NAME (PRINT)                                   SIGNATURE                                DATE
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PRIMARY PM OR ANALYST'S NAME (PRINT)                      SIGNATURE                                DATE
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SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN
            LIMITED OFFERINGS (PRIVATE PLACEMENTS)

INSTRUCTIONS: Print form, complete, sign and date and obtain CIO's signatures.
Submit completed form to Code of Ethics Administration Dept. via:

   Inter-office: Code of Ethics, L-COMP SM-920/2    Fax: (650) 312-5646

   U.S. Mail: Franklin Templeton Investments        E-mail:
              Attn: Code of Ethics Administration   Preclear, Legal (internal)
              Dept.                                 Lpreclear@frk.com
              P.O. Box 2505                         (external)
              San Mateo, CA 94402-5050
--------------------------------------------------------------------------------

In considering requests by Access Persons for approval of limited partnerships and other Limited Offering (private placement) securities transactions, the
Compliance Officer shall consult with an executive officer of Franklin
Resources, Inc. In deciding whether to approve the transaction, the Compliance
Officer and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access
Person by virtue of his or her position with the Franklin Templeton Group. IF
THE ACCESS PERSON RECEIVES CLEARANCE FOR THE TRANSACTION, NO INVESTMENT IN THE
SAME ISSUER MAY BE MADE FOR A FUND OR CLIENT UNLESS AN EXECUTIVE OFFICER OF
FRANKLIN RESOURCES, INC., WITH NO INTEREST IN THE ISSUER, APPROVES THE
TRANSACTION.

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

--------------------------------------------------------------------------------
NAME/DESCRIPTION OF PROPOSED INVESTMENT:

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PROPOSED INVESTMENT AMOUNT:

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PLEASE ATTACH PAGES OF THE OFFERING MEMORANDUM (OR OTHER DOCUMENTS) SUMMARIZING
THE INVESTMENT OPPORTUNITY, INCLUDING:

     i)   Name of the partnership/hedge fund/issuer;
     ii)  Name of the general partner, location & telephone number;
     iii) Summary of the offering; including the total amount the offering/
          issuer;
     iv)  Percentage your investment will represent of the total offering;
     v)   Plan of distribution; and
     vi)  Investment objective and strategy,

PLEASE RESPOND TO THE FOLLOWING QUESTIONS:

     a)   Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

     b)   Is this investment opportunity suitable for any fund/client that you advise?/13 If yes, why isn't the investment being made on behalf of the fund/client? If no, why isn't the investment opportunity suitable for the fund/clients?

     c)   Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc),? If yes, please provide the names of the
          funds/clients and security description.

     d)   Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

     e)   Will you have any investment control or input to the investment decision making process?

     f)   Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

REMINDER: PERSONAL SECURITIES TRANSACTIONS THAT DO NOT GENERATE BROKERAGE
CONFIRMATIONS (E.G., INVESTMENTS IN PRIVATE PLACEMENTS) MUST BE REPORTED TO THE
CODE OF ETHICS ADMINISTRATION DEPARTMENT ON SCHEDULE B NO LATER THAN 30 CALENDAR
DAYS AFTER THE END OF THE CALENDAR QUARTER THE TRANSACTION TOOK PLACE.

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EMPLOYER'S NAME (PRINT)                 SIGNATURE                   DATE
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"I CONFIRM, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT I HAVE REVIEWED THE
PRIVATE PLACEMENT AND DO NOT BELIEVE THAT THE PROPOSED PERSONAL TRADE WILL BE
CONTRARY TO THE BEST INTERESTS OF ANY OF OUR FUNDS' OR CLIENTS' PORTFOLIOS."

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CHIEF INVESTMENT OFFICER'S NAME         SIGNATAURE                  DATE
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CHIEF COMPLIANCE OFFICER'S NAME         SIGNATAURE                  DATE
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                  CODE OF ETHICS ADMINISTRATION DEPT. USE ONLY
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DATE RECEIVED:             DATE FORWARDED TO FRI EXECUTIVE OFFICER:
               -----------                                          ------------

APPROVED BY:

----------------------------------------------------     -----------------------
DIRECTOR, GLOBAL COMPLIANCE/CHIEF COMPLIANCE OFFICER               DATE

----------------------------------------------------     -----------------------
EXECUTIVE OFFICER, FRANKLIN RESOURCES, INC.                       DATE

DATE ENTERED IN LOTUS NOTES:           DATE ENTERED IN EXAMINER:
                             ---------                           ----------

PRECLEARED: [ ] [ ]  (ATTACH EMAIL)   IS THE ACCESS PERSON REGISERED? [ ]  [ ]
            YES NO                                                    YES  NO
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             SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR

INSTRUCTIONS: Print form, complete, sign and date. Submit completed form to Code of Ethics Administration Department via:

     Inter-office: Code of Ethics, L-COMP SM-920/2    Fax: (650)312-5646

     U.S. Mail: Franklin Templeton Investments        E-mail: Preclear, Legal
     Attn: Code of Ethics Administration Dept.                (internal)
     P.O. Box 25050                                           Lpreclear@frk.com
     San Mateo, CA 94402-5050                                 (external)

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EMPLOYEE:
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DEPARTMENT:                                    EXTENSION:

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JOB TITLE:                                     SITE/LOCATION:
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SUPERVISOR:                                    SUP. EXTENSION:
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Company Name:
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Nature of company's
business:
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Is this a public or
private company?
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Title/Position:
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Reason for serving
as a director for
the company:
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Estimate of hours
to be devoted to
the directorship:
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Compensation
received:                  [ ] Yes     [ ] No
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If compensated, how?
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Starting date:
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NASD Registered/Licensed?   [ ] Yes    [ ] No
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[ ] Approved   [ ] Denied

Signatory Name                         Signatory Title:
               --------------------                     ---------------------

Signature:                                       Date:
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APPENDIX C: INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER SUBSIDIARIES OF
            FRANKLIN RESOURCES, INC. - NOVEMBER 2004
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Franklin Advisers, Inc.        IA     Templeton Global Advisors Ltd.  IA
                                      (Bahamas)
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Franklin Advisory Services,    IA     Franklin Templeton Italia       FBD/FIA
LLC                                   Societa di Gestione del
                                      Risparmio per Axioni (Italy)
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Franklin Investment Advisory   IA     Franklin Templeton Investment   FBD
Services, Inc.                        Services GmbH (Germany)
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Franklin Templeton Portfolio   IA     Fiduciary Trust International   Trust
Advisors, Inc.                        of the South                    Co
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Franklin Mutual Advisers, LLC  IA     Franklin Templeton Services,    BM
                                      LLC
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Franklin/Templeton             BD     Franklin Templeton Investments  IA/FIA
Distributors, Inc.                    Corp. (Ontario)
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Franklin Templeton Services,   FA     Templeton Asset Management      IA/FIA
LLC                                   Ltd. (Singapore)
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Franklin Templeton             FBD    Fiduciary Trust Company         Trust
International Services S.A.           International                   Co.
(Luxembourg)
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Franklin Templeton             FIA    Fiduciary International, Inc    IA
Investments Australia Limited
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Franklin/Templeton Investor    TA     Fiduciary Investment            IA
Services, LLC                         Management International Inc
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Franklin Templeton             IA     Franklin Templeton              FIA
Alternative Strategies, LLC           Institutional Asia Limited
                                      (Hong Kong)
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Franklin Templeton             IA     Fiduciary Trust International   IA/FIA
Institutional, LLC                    Limited (UK)
--------------------------------------------------------------------------------
Fiduciary Financial Services,  BD     Franklin Templeton Investment   FIA
Corp.                                 Trust Management, Ltd (Korea)
--------------------------------------------------------------------------------
Franklin Templeton Asset       FIA    Franklin Templeton Asset        FBD/FIA
Management S.A. (France)              Management (India) Private
                                      Limited (India)
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Franklin Templeton             FBD/IA
Investments (Asia) Limited
(Hong Kong)
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Franklin Templeton Investment  IA/FIA
Management Limited (UK)
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Templeton/Franklin Investment  BD
Services, Inc
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Templeton Investment Counsel,  IA
LLC
--------------------------------------------------------------------------------
Templeton Asset Management,    IA/FIA
Ltd.
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Franklin Templeton             FIA
Investments Japan Ltd.
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Codes:   IA:      US registered investment adviser
         BD:      US registered broker-dealer
         FIA:     Foreign equivalent investment adviser
         FBD:     Foreign equivalent broker-dealer
         TA:      US registered transfer agent
         FA:      Fund Administrator
         BM:      Business manager to the funds

         REA:     Real estate adviser
         Trust:   Trust company

APPENDIX D: FRANKLIN RESOURCES, INC. CODE OF ETHICS AND BUSINESS CONDUCT

This Code of Ethics and Business Conduct (the "Code") has been adopted by the
Board of Directors (the "Board") of Franklin Resources, Inc. in connection with its oversight of the management and business affairs Franklin Resources, Inc.

1.   PURPOSE AND OVERVIEW

(a)  APPLICATION. The Code is applicable to all officers, directors, employees and temporary employees (each, a "Covered Person") of Franklin Resources,
     Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates
     (collectively, the "Company").

(b)  PURPOSE. The Code summarizes the values, principles and business practices that guide the business conduct of the Company and also provides a set of basic principles to guide Covered Persons regarding the minimum ethical requirements expected of them. The Code supplements the Company's existing employee policies, including those specified in the respective U.S. and
     non-U.S. employee handbooks and also supplements various other codes of ethics, policies and procedures that have been adopted by the Company. All
     Covered Persons are expected to become familiar with the Code and to apply these principles in the daily performance of their jobs.

(c)  OVERRIDING RESPONSIBILITIES. It is the responsibility of all Covered
     Persons to maintain a work environment that fosters fairness, respect and integrity. The Company requires all Covered Persons to conduct themselves in a lawful, honest and ethical manner in all of the Company's business practices.

(d)  QUESTIONS. All Covered Persons are expected to seek the advice of a supervisor, a manager, the Human Resources Department, the Company's
     General Counsel or the Legal Compliance Department for additional guidance or if there is any question about issues discussed in this Code.

(e)  VIOLATIONS. If any Covered Person observes possible unethical or illegal conduct, such concerns or complaints should be reported as set forth in
     Section 16 below.

(f)  DEFINITION OF EXECUTIVE OFFICER. For the purposes of this Code, the term
     "Executive Officer" shall mean those officers, as shall be determined by the Board of Directors of Franklin Resources, Inc. from time to time, who are subject to the reporting obligations of Section 16(a) of the Securities
     Exchange Act of 1934.

(g)  DEFINITION OF DIRECTOR. For purposes of this Code, the term "Director"
     shall mean members of the Board of Directors of Franklin Resources, Inc.

2.   COMPLIANCE WITH LAWS, RULES AND REGULATIONS.

(a)  COMPLIANCE. All Covered Persons of the Company are required to comply with all of the applicable laws, rules and regulations of the United States and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business. Local laws may in some instances be less restrictive than the principles set forth in this Code.
     In those situations, Covered Persons should comply with the Code, even if the conduct would otherwise be legal under applicable laws. On the other hand, if local laws are more restrictive than the Code, Covered Persons should comply with applicable laws.

(b)  INSIDER TRADING. Such legal compliance includes, without limitation, compliance with the Company's insider trading policy, which prohibits
     Covered Persons from trading securities either personally or on behalf of others, while in possession of material non-public information or communicating material non-public information to others in violation of the law. Securities include common stocks, bonds, options, futures and other financial instruments. Material information includes any information that a reasonable investor would consider important in a decision to buy, hold, or sell securities. These laws provide substantial civil and criminal penalties for individuals who fail to comply. The policy is described in more detail in the various employee handbooks and compliance policies. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.

(c)  QUESTIONS REGARDING STOCK TRADING. All questions regarding insider trading or reports of impropriety regarding stock transactions should be made to the Legal Compliance Department. See also Section 16 below.

3.   CONFLICTS OF INTEREST.

(a)  AVOIDANCE OF CONFLICTS. All Covered Persons are required to conduct themselves in a manner and with such ethics and integrity so as to avoid a conflict of interest, either real or apparent.

(b)  CONFLICT OF INTEREST DEFINED. A conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of the Company. All Covered Persons have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties.

(c)  POTENTIAL CONFLICT SITUATIONS. A conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively. Conflicts also may arise when a Covered Person or a member of his or her family, receives improper personal benefits as a result of his or her position in the
     Company.

(d)  EXAMPLES OF POTENTIAL CONFLICTS. Some of the areas where a conflict could arise include:

(i)  Employment by a competitor, regardless of the nature of the employment, while employed by the Company.

(ii) Placement of business with any company in which a Covered Person, or any member of the Covered Person's family, has a substantial ownership interest or management responsibility.

(iii) Making endorsements or testimonials for third parties.

(iv) Processing a transaction on the Covered Person's personal account(s), or his or her friend or family members' account(s), through the Company's internal systems without first submitting the transaction request to the
     Company's Customer Service Center.

(v)  Disclosing the Company's confidential information to a third party without the prior consent of senior management.

(e)  QUESTIONS REGARDING CONFLICTS. All questions regarding conflicts of interest and whether a particular situation constitutes a conflict of interest should be directed to the Legal Compliance Department. See also
     Section 16 below.

4.   GIFTS AND ENTERTAINMENT.

(a)  RATIONALE. The Company's aim is to deter providers of gifts from seeking or receiving special favors from Covered Persons. Gifts of more than a nominal value can cause Covered Persons to feel placed in a position of
     "obligation" and/or give the appearance of a conflict of interest.

(b)  NO CONDITIONAL GIFTS. Covered Persons may not at any time accept any item that is conditioned upon the Company doing business with the entity or person giving the gift.

(c)  NO CASH GIFTS. Cash gifts of any amount should never be accepted.

(d)  NO NON-CASH GIFTS OVER $100. Covered Persons, including members of their immediate families, may not, directly or indirectly, take, accept or receive bonuses, fees, commissions, gifts, gratuities, or any other similar form of consideration, from any person, firm, corporation or association with which the Company does or seeks to do business if the value of such item is in excess of $100.00 on an annual basis.

(e)  NO SOLICITATION FOR GIFTS. Covered Persons should not solicit any third party for any gift, gratuity, entertainment or any other item regardless of its value.

(f)  PERMITTED ENTERTAINMENT. Covered Persons, including members of their immediate families, may accept or participate in "reasonable entertainment"
     provided by any person, firm, corporation or association with which the
     Company does or seeks to do business. "Reasonable entertainment" would include, among other things, an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment, which is neither so frequent nor so excessive as to raise any question of propriety; attended by the entity or person providing the entertainment, meal, or tickets; not more frequent than once per quarter; and not preconditioned on a "quid pro quo" business relationship.

(g)  NO EXCESSIVE ENTERTAINMENT. Covered Persons are prohibited from accepting
     "excessive entertainment" without the prior written approval of one of the
     Company's Co-Chief Executive Officers or the Office of the Chairman.
     "Excessive entertainment" is entertainment that has a value greater than
     $1000.00 or is provided more frequently than once per quarter.

(h)  WHAT TO DO. Covered Persons presented with a gift with a value in excess of
     $100.00 or entertainment valued greater than $1000.00 should politely decline and explain that the Company policy makes it impossible to accept such a gift. Covered Persons are encouraged to be guided by their own sense of ethical responsibility, and if they are presented with such a gift from an individual or company, they should notify their manager so the gift can be returned.

(i)  PERMITTED COMPENSATION. The Company recognizes that this Section 4 does not prohibit Directors who do not also serve in management positions within the
     Company from accepting compensation, bonuses, fees and other similar consideration paid in the normal course of business as a result of their outside business activity, employment or directorships.

(j)  QUESTIONS REGARDING GIFTS AND ENTERTAINMENT. All questions regarding gifts and entertainment should be directed to the Legal Compliance Department.
     See also Section 16 below.

5.   OUTSIDE EMPLOYMENT.

(a)  RESTRICTIONS. Subject to any departmental restrictions, Covered Persons are permitted to engage in outside employment if it is free of any actions that could be considered a conflict of interest. Outside employment must not adversely affect a Covered Person's job performance at the Company, and outside employment must not result in absenteeism, tardiness or a Covered
     Person's inability to work overtime when requested or required. Covered
     Persons may not engage in outside employment, which requires or involves using Company time, materials or resources. (b) SELF-EMPLOYMENT. For purposes of this policy, outside employment includes self-employment.

(c)  REQUIRED APPROVALS. Due to the fiduciary nature of the Company's business, all potential conflicts of interest that could result from a Covered
     Person's outside employment should be discussed with the Covered Person's manager and the Human Resources Department, prior to entering into additional employment relationships.

(d)  OUTSIDE DIRECTORS EXEMPT. The Company recognizes that this Section 5 is not applicable to Directors who do not also serve in management positions within the Company.

6.   CONFIDENTIALITY.

(a)  CONFIDENTIALITY OBLIGATION. Covered Persons are responsible for maintaining the confidentiality of information entrusted to them by the Company or its customers, except when disclosure is authorized or legally mandated. The sensitive nature of the investment business requires that the Company keep its customers' confidence and trust. Covered Persons must be continuously sensitive to the confidential and privileged nature of the information to which they have access concerning the Company, and must exercise the utmost discretion when discussing any work-related matters with third parties.
     Each Covered Person must safeguard the Company's confidential information and not disclose it to a third party without the prior consent of senior management.

(b)  WHAT IS CONFIDENTIAL INFORMATION. "Confidential information" includes but is not limited to information, knowledge, ideas, documents or materials that are owned, developed or possessed by the Company or that in some other fashion are related to confidential or proprietary matters of the Company, its business, customers, shareholders, Covered Persons or brokers. It includes all business, product, marketing, financial, accounting, personnel, operations, supplier, technical and research information. It also includes computer systems, software, documentation, creations, inventions, literary works, developments, discoveries and trade secrets.
     Confidential information includes any non-public information of the Company that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

(c)  ACKNOWLEDGMENT. All employees of the Company are expected to sign an acknowledgment regarding the confidentiality policy set forth above at the time they become employed with the Company.

(d)  LENGTH OF CONFIDENTIALITY OBLIGATIONS. Covered Persons are expected to comply with the confidentiality policy not only for the duration of their employment or service with the Company, but also after the end of their employment or service with the Company.

(e)  CONFIDENTIALITY UNDER THE CODE. All reports and records prepared or maintained pursuant to this Code shall be considered confidential and shall be maintained and protected accordingly.

7.   OWNERSHIP OF INTELLECTUAL PROPERTY.

(a)  COMPANY OWNERSHIP. The Company owns all of the work performed by Covered
     Persons at and/or for the Company, whether partial or completed. All

     Covered Persons shall be obligated to assign to the Company all
     "intellectual property" that is created or developed by Covered Persons, alone or with others, while working for the Company.

(b)  WHAT IS INTELLECTUAL PROPERTY. "Intellectual Property" includes all trademarks and service marks, trade secrets, patents and patent subject matter and inventor rights in the United States and foreign countries and related applications. It includes all United States and foreign copyrights and subject matter and all other literary property and author rights, whether or not copyrightable. It includes all creations, not limited to inventions, discoveries, developments, works of authorship, ideas and know-how. It does not matter whether or not the Company can protect them by patent, copyright, trade secrets, trade names, trade or service marks or other intellectual property right. It also includes all materials containing any intellectual property. These materials include but are not limited to computer tapes and disks, printouts, notebooks, drawings, artwork and other documentation. To the extent applicable, non-trade secret intellectual property constitutes a "work made for hire" owned by the
     Company, even if it is not a trade secret.

(c)  EXCEPTIONS. The Company will not be considered to have a proprietary interest in a Covered Person's work product if: (i) the work product is developed entirely on the Covered Person's own time without the use or aid of any Company resources, including without limitation, equipment, supplies, facilities or trade secrets; (ii) the work product does not result from Covered Person's employment with the Company; and (iii) at the time a Covered Person conceives or reduces the creation to practice, it is not related to the Company's business nor the Company's actual or expected research or development.

(d)  REQUIRED DISCLOSURE. All Covered Persons must disclose to the Company all intellectual property conceived or developed while working for the Company.
     If requested, a Covered Person must sign all documents necessary to memorialize the Company's ownership of intellectual property under this policy. These documents include but are not limited to assignments and patent, copyright and trademark applications.

8. CORPORATE OPPORTUNITIES. Covered Persons are prohibited from (i) taking for themselves opportunities that are discovered through the use of Company property, information or position, (ii) using Company property, information or position for personal gain, and/or (iii) competing with the Company.

9. FAIR DEALING. Each Covered Person should endeavor to deal fairly with the
Company's customers, suppliers, competitors and Covered Persons and not to take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

10. PROTECTION AND USE OF COMPANY PROPERTY. All Covered Persons should protect the Company's assets and ensure they are used for legitimate business purposes during employment with the Company. Improper use includes unauthorized personal appropriation or use of the Company's assets, data or resources, including computer equipment, software and data.

11.  STANDARDS OF BUSINESS CONDUCT.

(a)  RESPECTFUL WORK ENVIRONMENT. The Company is committed to fostering a work environment in which all individuals are treated with respect and dignity.
     Each individual should be permitted to work in a business-like atmosphere that promotes equal employment opportunities.

(b)  PROHIBITED CONDUCT. The following conduct will not be tolerated and could result in disciplinary action, including termination:

(i)  Any act which causes doubt about a Covered Person's integrity, such as the falsifying of Company records and documents, competing in business with the
     Company, divulging trade secrets, or engaging in any criminal conduct.

(ii) Any act which may create a dangerous situation, such as carrying weapons, firearms or explosives on Company premises or surrounding areas, assaulting another individual, or disregarding property and safety standards.

(iii)The use, sale, purchase, transfer, possession, or attempted sale, purchase or transfer of alcohol or drugs while at work. Reporting to work while under the influence of alcohol or drugs, or otherwise in a condition not fit for work.

(iv) Insubordination, including refusal to perform a job assignment or to follow a reasonable request of a Covered Person's manager, or discourteous conduct toward customers, associates, or supervisors.

(v)  Harassment of any form including threats, intimidation, abusive behavior and/or coercion of any other person in the course of doing business.

(vi) Falsification or destruction of any timekeeping record, intentionally clocking in on another Covered Person's attendance or timekeeping record, the knowledge of another Covered Person tampering with their attendance record or tampering with one's own attendance record.

(vii)Failure to perform work, which meets the standards/expectations of the
     Covered Person's position.

(viii) Excessive absenteeism, chronic tardiness, or consecutive absence of 3 or more days without notification or authorization.

(ix) Any act of dishonesty or falsification of any Company records or documents, including obtaining employment based on false, misleading, or omitted information.

(c)  DISCIPLINARY ACTION. A Covered Person or the Company may terminate the employment or service relationship at will, at any time, without cause or advance notice. Thus, the Company does not strictly adhere to a progressive disciplinary system since each incident of misconduct may have a different set of circumstances or differ in its severity. The Company will take such disciplinary action as it deems appropriate and commensurate with any misconduct of the Covered Person.

12.  DISCLOSURE IN REPORTS AND DOCUMENTS.

(a)  FILINGS AND PUBLIC MATERIALS. As a public company, it is important that the
     Company's filings with the Securities and Exchange Commission (the "SEC")
     and other Federal, State, domestic and international regulatory agencies are full, fair, accurate, timely and understandable. The Company also makes many other filings with the SEC and other domestic and international regulatory agencies on behalf of the funds that its subsidiaries and affiliates manage. Further, the Company prepares mutual fund account statements, client investment performance information, prospectuses and advertising materials that are sent out to its mutual fund shareholders and clients.

(b)  DISCLOSURE AND REPORTING POLICY. The Company's policy is to comply with all applicable disclosure, financial reporting and accounting regulations applicable to the Company. The Company maintains the highest commitment to its disclosure and reporting requirements, and expects all Covered Persons to record information accurately and truthfully in the books and records of the Company.

(c)  INFORMATION FOR FILINGS. Depending on his or her position with the Company, a Covered Person, may be called upon to provide necessary information to assure that the Company's public reports and regulatory filings are full, fair, accurate, timely and understandable. The Company expects all Covered
     Persons to be diligent in providing accurate information to the inquiries that are made related to the Company's public disclosure requirements.

(d)  DISCLOSURE CONTROLS AND PROCEDURES AND INTERNAL CONTROL OVER FINANCIAL
     REPORTING. Covered Persons are required to cooperate and comply with the
     Company's disclosure controls and procedures and internal controls over financial reporting so that the Company's reports and documents filed with the SEC and other Federal, State, domestic and international regulatory agencies comply in all material respects with applicable laws, and rules and regulations, and provide full, fair, accurate, timely and understandable disclosure.

13.  RELATIONSHIPS WITH GOVERNMENT PERSONNEL. Covered persons should be aware that practices that may be acceptable in the commercial business environment (such as providing certain transportation, meals, entertainment and other things of nominal value) may be entirely unacceptable and even illegal when they relate to government employees or others who act on the government's behalf. Therefore, Covered Persons are required to comply with the relevant laws and regulations governing relations between government employees and customers and suppliers in every country where the Company conducts business. Covered persons are prohibited from giving money or gifts to any official or any employee of a governmental entity if doing so could reasonably be construed as having any connection with the Company's business relationship. Any proposed payment or gift to a government official or employee must be reviewed in advance by the Legal Compliance
     Department, even if such payment is common in the country of payment.

14.  POLITICAL CONTRIBUTIONS. Election laws in many jurisdictions generally prohibit political contributions by corporations to candidates. Many local laws also prohibit corporate contributions to local political campaigns. In accordance with these laws, the Company does not make direct contributions to any candidates for federal, state or local offices where applicable laws make such contributions illegal. Contributions to political campaigns must not be, or appear to be, made with or reimbursed by the Company's funds or resources. The Company's funds and resources include (but are not limited
     to) the Company's facilities, office supplies, letterhead, telephones and fax machines. Employees may make personal political contributions as they see fit in accordance with all applicable laws.

15.  ACCOUNTABILITY FOR ADHERENCE TO THE CODE.

(a)  HONESTY AND INTEGRITY. The Company is committed to uphold ethical standards in all of its corporate and business activities. All Covered Persons are expected to perform their work with honesty, truthfulness and integrity and to comply with the general principles set forth in the Code. Covered
     Persons are also expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code.

(b)  DISCIPLINARY ACTIONS. A violation of the Code may result in appropriate disciplinary action including the possible termination from employment with the Company. Nothing in this Code restricts the Company from taking any disciplinary action on any matters pertaining to the conduct of a Covered
     Person, whether or not expressly set forth in the Code.

(c)  ANNUAL CERTIFICATIONS. Directors and Executive Officers will be required to certify annually, on a form to be provided by the Legal Compliance
     Department, that they have received, read and understand the Code and have complied with the requirements of the Code.

(d)  TRAINING AND EDUCATIONAL REQUIREMENTS.

(i)  ORIENTATION. New Covered Persons will receive a copy of the Code during the orientation process conducted by representatives of the Human Resources
     Department and shall acknowledge that they have received, read and understand the Code and will comply with the requirements of the Code.

(ii) CONTINUING EDUCATION. Covered Persons shall be required to complete such additional training and continuing education requirements regarding the
     Code and matters related to the Code as the Company shall from time to time establish.

16.  REPORTING VIOLATIONS OF THE CODE.

(a)  QUESTIONS AND CONCERNS. Described in this Code are procedures generally available for addressing ethical issues that may arise. As a general matter, if a Covered Person has any questions or concerns about compliance with this Code he or she is encouraged to speak with his or her supervisor, manager, representatives of the Human Resources Department, the Company's
     General Counsel or the Legal Compliance Department.

(b)  COMPLIANCE AND ETHICS HOT-LINE. If a Covered Person does not feel comfortable talking to any of the persons listed above for any reason, he or she should call the Compliance and Ethics Hot-Line at 1-800-636-6592.
     Calls to the Compliance and Ethics Hot-Line may be made anonymously.

(c)  RESPONSIBILITY TO REPORT VIOLATIONS OF THE CODE AND LAW. As part of its commitment to ethical and lawful conduct, the Company expects Covered
     Persons to promptly report any suspected violations of this Code or law.
     Failure to report knowledge of a violation or other misconduct may result in disciplinary action.

(d)  CONFIDENTIALITY AND INVESTIGATION. The Company will treat the information set forth in a report of any suspected violation of the Code or law in a confidential manner and will conduct a prompt and appropriate evaluation and investigation of any matter reported. Covered Persons are expected to cooperate in any investigations of reported violations.

(e)  PROTECTION OF COVERED PERSONS. By law, the Company may not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of employment because of any lawful act done by the employee to provide information or otherwise assist in an investigation regarding any conduct which the employee reasonably believes constitutes a violation of any rule or regulation of the SEC or any provision of Federal law relating to fraud against shareholders when the information or assistance is provided to or the investigation is conducted, by, among others, a person(s) working for the
     Company with the authority to investigate, discover or terminate misconduct. To encourage Covered Persons to report violations of illegal or unethical conduct, the Company will not allow retaliation to be taken against any Covered Person who has made a report under this section in good faith.

(f)  ACCOUNTING/AUDITING COMPLAINTS. The law requires that the Company's Audit
     Committee have in place procedures for the receipt, retention and treatment of complaints concerning accounting, internal accounting controls, or auditing matters and procedures for Covered Persons to anonymously submit their concerns regarding questionable accounting or auditing matters.

(g)  Complaints concerning accounting, internal accounting controls or auditing matters will be directed to the attention of the Audit Committee, or the appropriate members of that committee. For direct access to the Company's

     Audit Committee, please address complaints regarding accounting, internal accounting controls, or auditing matters to:
          Audit Committee
          Franklin Resources, Inc.
          One Franklin Parkway
          San Mateo, California 94403

     Complaints or concerns regarding accounting or auditing matters may also be made to the Compliance and Ethics Hot-Line at 1-800-636-6592. Calls to the
     Compliance and Ethics Hot-Line may be made anonymously.

17.  WAIVERS OF THE CODE.

(a)  WAIVERS BY DIRECTORS AND EXECUTIVE OFFICERS. Any change in or waiver of this Code for Directors or Executive Officers of the Company may be made only by the Board or a committee thereof in the manner described in Section
     17(d) below, and any such waiver (including any implicit waiver) shall be promptly disclosed to shareholders as required by the corporate governance listing standards of the New York Stock Exchange and other applicable laws, rules and regulations.

(b)  WAIVERS BY OTHER COVERED PERSONS. Any requests for waivers of this Code for
     Covered Persons other than Directors and Executive Officers of the Company may be made to the Legal Compliance Department in the manner described in
     Section 17(e) below.

(c)  DEFINITION OF WAIVER. For the purposes of the Code, the term "waiver" shall mean a material departure from a provision of the Code. An "implicit waiver" shall mean the failure of the Company to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an Executive Officer.

(d)  MANNER FOR REQUESTING DIRECTOR AND EXECUTIVE OFFICER WAIVERS.

     (i)  REQUEST AND CRITERIA. If a Director or Executive Officer wishes to request a waiver of this Code, the Director or Executive Officer may submit to the Director of Global Compliance or the Legal Compliance
          Department a written request for a waiver of the Code only if he/she can demonstrate that such a waiver:

               (A)  is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

               (B)  will not be inconsistent with the purposes and objectives of the Code;

               (C)  will not adversely affect the interests of clients of the
                    Company or the interests of the Company; and

               (D)  will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

     (ii) DISCRETIONARY WAIVER AND RESPONSE. The Legal Compliance Department
          will forward the waiver request to the Board or a committee thereof for consideration. Any decision to grant a waiver from the Code shall be at the sole and absolute discretion of the Board or committee thereof, as appropriate. The Secretary of the Company will advise the
          Legal Compliance Department in writing of the Board's decision regarding the waiver, including the grounds for granting or denying the waiver request. The Legal Compliance Department shall promptly advise the Director or Executive Officer in writing of the Board's decision.

(e)  MANNER FOR REQUESTING OTHER COVERED PERSON WAIVERS.

     (i)  REQUEST AND CRITERIA. If a Covered Person who is a non-director and non-Executive Officer wishes to request a waiver of this Code, the
          Covered Person may submit to the Legal Compliance Department a written request for a waiver of the Code only if he/she can demonstrate that such a waiver would satisfy the same criteria set forth in Section
          17(d).

     (ii) DISCRETIONARY WAIVER AND RESPONSE. The Legal Compliance Department
          shall forward the waiver request to the General Counsel of the Company for consideration. The decision to grant a waiver request shall be at the sole and absolute discretion of the General Counsel of the
          Company. The General Counsel will advise the Legal Compliance
          Department in writing of his/her decision regarding the waiver, including the grounds for granting or denying the waiver request. The
          Legal Compliance Department shall promptly advise the Covered Person in writing of the General Counsel's decision.

18. INTERNAL USE. The Code is intended solely for the internal use by the
Company and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance, or legal conclusion.

19. OTHER POLICIES AND PROCEDURES. The "Code of Ethics and Policy Statement on
Insider Trading" under Rule 17j-1 pursuant to the Investment Company Act and other policies and procedures adopted by the Company are additional requirements that apply to Covered Persons.

                       POLICY STATEMENT ON INSIDER TRADING

A. LEGAL REQUIREMENT

     Pursuant to the Insider Trading and Securities Fraud Enforcement Act of
1988, No officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments may trade, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." Franklin
Templeton Investment's Policy Statement on Insider Trading applies to every officer, director, employee or other person associated with Franklin Templeton
Investments and extends to activities within and outside their duties with
Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton
Investments Policy Statement on Insider Trading or the Compliance Procedures
should be referred to the Legal Department.

     The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

     While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (1)  trading by an insider, while in possession of material non-public information; or

     (2)  trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

     (3)  communicating material non-public information to others.

     The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

B. WHO IS AN INSIDER?

     The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C. WHAT IS MATERIAL INFORMATION?

     Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     Material information does not have to relate to a company's business. For example, in CARPENTER V. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the WALL
STREET JOURNAL and whether those reports would be favorable or not.

D. WHAT IS NON-PUBLIC INFORMATION?

     Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the
Securities and Exchange Commission ("SEC"), or appearing in Dow Jones, Reuters
Economic Services, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

E. BASIS FOR LIABILITY

     1. FIDUCIARY DUTY THEORY

     In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any

material non-public information or refrain from trading. CHIARELLA V. U.S., 445
U.S. 22 (1980).

     In DIRKS V. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders.
They can enter into a confidential relationship with the company through which they gain information (E.G., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

     However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

     2. MISAPPROPRIATION THEORY

     Another basis for insider trading liability is the "misappropriation"
theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.
In U.S. V. CARPENTER, SUPRA, the Court found, in 1987, a columnist defrauded THE
WALL STREET JOURNAL when he stole information from the WALL STREET JOURNAL and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F. PENALTIES FOR INSIDER TRADING

     Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including but not limited to termination. Please refer to Part 7 - Penalties for Violations of the Code.

A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

          .    civil injunctions;
          .    treble damages;
          .    disgorgement of profits;
          .    jail sentences;
          .    fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and
          .    fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can result in serious sanctions by the Franklin Templeton Group, including dismissal of any person involved.

G. INSIDER TRADING PROCEDURES

     Each Access Person, Compliance Officer, the Risk Management Department, and
the Legal Department, as the case may be, shall comply with the following procedures.

     1. IDENTIFYING INSIDE INFORMATION

     Before trading for yourself or others, including investment companies or private accounts managed by the Franklin Templeton Group, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

               .    Is the information material?

               .    Is this information that an investor would consider
                    important in making his or her investment decisions?

               .    Is this information that would substantially affect the
                    market price of the securities if generally disclosed?

               .    Is the information non-public?

               .    To whom has this information been provided?

               .    Has the information been effectively communicated to the
                    marketplace (e.g., published in REUTERS, THE WALL STREET
                    JOURNAL or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

     (i)  Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

     (ii) Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by
          Franklin Templeton Investments.

     (iii) Do not communicate the information inside or outside Franklin
          Templeton Investments, other than to the Compliance Officer or the
          Legal Department.

     (iv) The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

     (v)  After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and
          (iii), or you will be allowed to trade and communicate the information.

     (vi) In the event the information in your possession is determined by the
          Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i)
          above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable. Securities for which there is material, non-public information shall be placed on the personal trading restricted list for a timeframe determined by the
          Compliance Officer.

     2. RESTRICTING ACCESS TO OTHER SENSITIVE INFORMATION

     All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

          (I) GENERAL ACCESS CONTROL PROCEDURES

          Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited.
Since most of the Franklin Templeton Group files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer Access Persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

A. WHAT IS REGULATION FD?

Regulation FD under the Securities Exchange Act of 1934, as amended (the "1934
Act"), prohibits certain persons associated with Franklin Resources, Inc., its affiliates, subsidiaries (collectively, "FTI") and closed-end funds advised by an investment advisory subsidiary of Resources ( "FTI Closed-End Funds") and persons associated with the FTI investment adviser to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about Resources and the FTI Closed-End Funds to certain securities market professionals and shareholders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as Resources and the FTI Closed-End Funds.

The scope of Regulation FD is limited. Regulation FD applies to Resources and
FTI Closed-End Funds, but does not apply to open-end investment companies managed by the FTI investment advisers. The rule also does not apply to all communications about the Resources or FTI Closed-End Funds with outside persons.
Rather, Regulation FD applies only to communications to securities market professionals and to any shareholder of the Resources or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such shareholder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officials of Resources and the FTI Closed-End Funds and those persons who regularly communicate with securities market professionals or with shareholders.
Consequently, Regulation FD and the Franklin Templeton Investments Fair
Disclosure Policies and Procedures (the "Policies and Procedures") will not apply to a variety of legitimate, ordinary-course business communications or to disclosures made to the media. Irrespective of Regulation FD, all Franklin personnel must comply with the "Franklin Templeton Investment Policy Statement on Insider Trading" and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called "tipping."

B. FTI'S CORPORATE POLICY FOR REGULATION FD

Franklin Templeton Investments is committed to complying with Regulation FD by making fair disclosure of information about Resources or FTI Closed-End Funds without advantage to any particular securities market professional, shareholder or investor. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the media or governmental agencies. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, shareholders and investors regarding Resources and the FTI
Closed-End Funds. FTI will continue to provide current and potential shareholders access to key information reasonably required for making an informed decision on whether to invest in shares of Resources or FTI Closed-End
Funds. FTI personnel will make appropriate announcements and conduct interviews about Resources and FTI Closed-End Funds with the media, in accordance with
Corporate Communication's policies and procedures regarding such announcements or interviews.

C. GENERAL PROVISIONS OF REGULATION FD

     WHENEVER:

     1)   AN ISSUER, OR PERSON ACTING ON ITS BEHALF (i.e. any senior official or any other officer, employee or agent of an issuer (or issuer's investment adviser) who regularly communicates with securities professionals or shareholders, or any employee directed to make a disclosure by a member of senior management)

     2)   DISCLOSES MATERIAL NON-PUBLIC INFORMATION

     3)   TO CERTAIN SPECIFIED PERSONS (generally, securities market professionals or holders of the issuer's securities who may trade on the basis of the information)

     THEN:

     (4)  THE ISSUER MUST MAKE PUBLIC DISCLOSURE OF THAT SAME INFORMATION:

          .    simultaneously (for intentional disclosures), or

          .    promptly (for non-intentional disclosures). In the case of non-intentional disclosures, "promptly" means no later than 24 hours (or the commencement of the next day's trading on the NYSE, whichever is later), after a senior official learns of the disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

D. PERSONS TO WHOM SELECTIVE DISCLOSURE MAY NOT BE MADE:

     (1)  BROKER-DEALERS and their associated persons;

     (2)  INVESTMENT ADVISERS, certain institutional investment managers and their associated persons,

     (3)  INVESTMENT COMPANIES, hedge funds and their affiliated persons, and

     (4)  HOLDERS OF THE ISSUER'S SECURITIES, under circumstances where it is reasonably foreseeable that such person would purchase or sell securities on the basis of the information.

The Regulation is designed to cover sell-side analysts, buy-side analysts, institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

E. EXCLUSIONS FROM REGULATION FD

SELECTIVE DISCLOSURES MAY BE MADE TO THE FOLLOWING AND NOT VIOLATE REGULATION
FD:

     (1)  communications to "temporary insiders" who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

     (2)  any person who expressly agrees to maintain the information in confidence (i.e., disclosures by a public company to private investors in private offerings);

     (3)  an entity whose primary business is the issuance of a credit rating, if the information is disclosed for the sole purpose of developing such ratings and the entity's ratings are publicly available; and

     (4)  communications made in connection with most offerings of securities registered under the Securities Act of 1933.

F. METHODS OF PUBLIC DISCLOSURE:

An issuer's disclosure obligation may be met by any method reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

     .    Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);
     .    press releases distributed through a widely circulated news or wire service; or
     .    announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate notice and means of access.

Posting of new information on issuer's own website is NOT by itself a sufficient method of public disclosure. It may be used in combination with other methods.

G. TRAINING

Appropriate training will be provided to certain employees identified as follows:

     .    Corporate Communications Department
     .    Portfolio managers of FTI Closed-End Funds and their assistants;
     .    Managers and supervisors of Customer Service Representatives.

As a part of this training, each employee will be notified that they should not communicate on substantive matters involving Franklin Resources Inc., or the FTI
Closed-End Funds except in accordance with these Policies and Procedures.

H. QUESTIONS

All inquiries regarding these Policies and Procedures should be addressed to
Barbara Green, Deputy General Counsel (650-525-7188), or Jim Davis, Director of
Global Compliance (650-312-2832).

I. FREQUENTLY ASKED QUESTIONS:

     (1)  WHEN IS DISCLOSURE CONSIDERED INTENTIONAL WITHIN THE MEANING OF
          REGULATION FD? Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. For example, non-intentional selective disclosures may occur when company officials inadvertently disclose material information in response to questions from analysts or shareholders or when a decision is made to selectively disclose information that the company does not view as material but the market moves in response to the disclosure.

     (2)  WHAT IS NON-PUBLIC INFORMATION? Information is non-public if it has not been disseminated in a manner making it available to investors generally.

     (3)  WHAT IS MATERIAL INFORMATION? Regulation FD deems information material if "there is a substantial likelihood that a reasonable shareholder would consider it important" in making an investment decision or if there a substantial likelihood that a fact would be viewed by a reasonable investor as having "significantly altered the 'total mix'
          of information made available."

     (4)  ARE THERE SPECIFIC TYPES OF INFORMATION THAT ARE CONSIDERED MATERIAL?
          There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

          .    An impending departure of a portfolio manager who is primarily responsible for day-to-day management of a Closed-End Fund;

          .    A plan to convert a Closed-End Fund from a closed-end investment company to an open-end investment company;

          .    A plan to merge a Closed-End Fund into another investment
               company;

          .    Impending purchases or sales of particular portfolio securities;

          .    Information about Resources related to earnings or earnings forecasts;

          .    Mergers, acquisitions, tender offers, joint ventures, or material change in assets;

          .    Changes in control or in management;

          .    Change in auditors or auditor notification that the issuer may no longer rely on an auditor's audit report;

          .    Events regarding Resources or an FTI Closed-End Fund's securities
               - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, public or private sales of additional
               securities; and

          .    Bankruptcies or receiverships.

     (5)  ARE ALL ISSUER COMMUNICATIONS COVERED BY THE RULE? No. Regulation FD
          applies only to communications by the issuer's senior management, its investor relations professionals and others who regularly communicate with securities market professionals and security holders when those communications are made to securities market professionals and security holders under circumstances in which it is reasonably foreseeable that the holders will trade on the basis of the information. Regulation FD isn't intended to apply to persons who are engaged in ordinary-course business communications with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as "tipping" material non-public information and leaking disclosure into the market) still apply.

     (6)  ARE COMMUNICATIONS TO THE MEDIA COVERED BY REGULATION FD? No. However,
          an interview with a reporter is not the best way to disseminate material information to the public and is not a method of public disclosure mentioned by the SEC as a means to satisfy Regulation FD.

     (7)  ARE ONE-ON-ONE DISCUSSIONS WITH ANALYSTS PERMITTED? Yes. Regulation FD
          is not intended to undermine the role of analysts in "sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions." However, persons covered by
          Regulation FD must be cautious not to selectively provide material non-public information in one-on-one discussions. (This may be confusing to some - perhaps this should be deleted.)

     (8)  MAY ISSUERS PROVIDE GUIDANCE ON EARNINGS? Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD's adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate the rule. Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

J. SUPPLEMENTAL INFORMATION - SEC'S DIVISION OF CORPORATE FINANCE

     (1)  INTERPRETATIONS ISSUED OCTOBER 2000

1. CAN AN ISSUER EVER CONFIRM SELECTIVELY A FORECAST IT HAS PREVIOUSLY MADE TO
THE PUBLIC WITHOUT TRIGGERING THE RULE'S PUBLIC REPORTING REQUIREMENTS?

Yes. In assessing the materiality of an issuer's confirmation of its own forecast, the issuer should consider whether the confirmation conveys any information above and beyond the original forecast and whether that additional information is itself material. That may depend on, among other things, the amount of time that has elapsed between the original forecast and the confirmation (or the amount of time elapsed since the last public confirmation, if applicable). For example, a confirmation of expected quarterly earnings made near the end of a quarter might convey information about how the issuer actually performed. In that respect, the inference a reasonable investor may draw from such a confirmation may differ significantly from the inference he or she may have drawn from the original forecast early in the quarter. The materiality of a confirmation also may depend on, among other things, intervening events. For example, if it is clear that the issuer's forecast is highly dependent on a particular customer and the customer subsequently announces that it is ceasing operations, a confirmation by the issuer of a prior forecast may be material.

We note that a statement by an issuer that it has "not changed," or that it is
"still comfortable with," a prior forecast is no different than a confirmation of a prior forecast. Moreover, under certain circumstances, an issuer's reference to a prior forecast may imply that the issuer is confirming the forecast. If, when asked about a prior forecast, the issuer does not want to confirm it, the issuer may simply wish to say "no comment." If an issuer wishes to refer back to the prior estimate without implicitly confirming it, the issuer should make clear that the prior estimate was as of the date it was given and is not being updated as of the time of the subsequent statement.

2. DOES REGULATION FD CREATE A DUTY TO UPDATE?

No. Regulation FD does not change existing law with respect to any duty to update.

3. IF AN ISSUER WANTS TO MAKE PUBLIC DISCLOSURE OF MATERIAL NONPUBLIC
INFORMATION UNDER REGULATION FD BY MEANS OF A CONFERENCE CALL, WHAT INFORMATION
MUST THE ISSUER PROVIDE IN THE NOTICE AND HOW FAR IN ADVANCE SHOULD NOTICE BE
GIVEN?

An adequate advance notice under Regulation FD must include the date, time, and call-in information for the conference call.

Issuers also should consider the following non-exclusive factors in determining what constitutes adequate advance notice of a conference call:

     .    TIMING: Public notice should be provided a reasonable period of time ahead of the conference call. For example, for a quarterly earnings announcement that the issuer makes on a regular basis, notice of several days would be reasonable. We recognize, however, that the period of notice may be shorter when unexpected events occur and the information is critical or time sensitive.

     .    AVAILABILITY: If a transcript or re-play of the conference call will be available after it has occurred, for instance via the issuer's website, we encourage issuers to indicate in the notice how, and for how long, such a

          record will be available to the public.

4. CAN AN ISSUER SATISFY REGULATION FD'S PUBLIC DISCLOSURE REQUIREMENT BY
DISCLOSING MATERIAL NONPUBLIC INFORMATION AT A SHAREHOLDER MEETING THAT IS OPEN
TO ALL SHAREHOLDERS, BUT NOT TO THE PUBLIC?

No. If a shareholder meeting is not accessible by the public, an issuer's selective disclosure of material nonpublic information at the meeting would not satisfy Regulation FD's public disclosure requirement.

5. COULD AN EXCHANGE ACT FILING OTHER THAN A FORM 8-K, SUCH AS A FORM 10-Q OR
PROXY STATEMENT, CONSTITUTE PUBLIC DISCLOSURE?

Yes. In general, including information in a document publicly filed on EDGAR with the SEC within the time frames that Regulation FD requires would satisfy the rule. In considering whether that disclosure is sufficient, however, companies must take care to bring the disclosure to the attention of readers of the document, must not bury the information, and must not make the disclosure in a piecemeal fashion throughout the filing.

6. FOR PURPOSES OF REGULATION FD, MUST AN ISSUER WAIT SOME PERIOD OF TIME AFTER
MAKING A FILING OR FURNISHING A REPORT ON EDGAR THAT COMPLIES WITH THE EXCHANGE
ACT BEFORE MAKING DISCLOSURE OF THE SAME INFORMATION TO A SELECT AUDIENCE?

Prior to making disclosure to a select audience, the issuer need only confirm that the filing or furnished report has received a filing date (as determined in accordance with Rules 12 and 13 of Regulation S-T) that is no later than the date of the selective disclosure.

7. CAN AN ISSUER EVER REVIEW AND COMMENT ON AN ANALYST'S MODEL PRIVATELY WITHOUT
TRIGGERING REGULATION FD'S DISCLOSURE REQUIREMENTS?

Yes. It depends on whether, in so doing, the issuer communicates material nonpublic information. For example, an issuer ordinarily would not be conveying material nonpublic information if it corrected historical facts that were a matter of public record. An issuer also would not be conveying such information if it shared seemingly inconsequential data which, pieced together with public information by a skilled analyst with knowledge of the issuer and the industry, helps form a mosaic that reveals material nonpublic information. It would not violate Regulation FD to reveal this type of data even if, when added to the analyst's own fund of knowledge, it is used to construct his or her ultimate judgments about the issuer. An issuer may not, however, use the discussion of an analyst's model as a vehicle for selectively communicating - either expressly or in code - material nonpublic information.

8. DURING A NONPUBLIC MEETING WITH ANALYSTS, AN ISSUER'S CEO PROVIDES MATERIAL
NONPUBLIC INFORMATION ON A SUBJECT SHE HAD NOT PLANNED TO COVER. ALTHOUGH THE
CEO HAD NOT PLANNED TO DISCLOSE THIS INFORMATION WHEN SHE ENTERED THE MEETING,
AFTER HEARING THE DIRECTION OF THE DISCUSSION, SHE DECIDED TO PROVIDE IT,
KNOWING THAT THE INFORMATION WAS MATERIAL AND NONPUBLIC. WOULD THIS BE
CONSIDERED AN INTENTIONAL DISCLOSURE THAT VIOLATED REGULATION FD BECAUSE NO
SIMULTANEOUS PUBLIC DISCLOSURE WAS MADE?

Yes. A disclosure is "intentional" under Regulation FD when the person making it either knows, or is reckless in not knowing, that the information he or she is communicating is both material and nonpublic. In this example, the CEO knew that the information was material and nonpublic, so the disclosure was "intentional"
under Regulation FD, even though she did not originally plan to make it.

9. MAY AN ISSUER PROVIDE MATERIAL NONPUBLIC INFORMATION TO ANALYSTS AS LONG AS
THE ANALYSTS EXPRESSLY AGREE TO MAINTAIN CONFIDENTIALITY UNTIL THE INFORMATION
IS PUBLIC?

Yes.

10. IF AN ISSUER GETS AN AGREEMENT TO MAINTAIN MATERIAL NONPUBLIC INFORMATION IN
CONFIDENCE, MUST IT ALSO GET THE ADDITIONAL STATEMENT THAT THE RECIPIENT AGREES
NOT TO TRADE ON THE INFORMATION IN ORDER TO RELY ON THE EXCLUSION IN RULE
100(B)(2)(II) OF REGULATION FD?

No. An express agreement to maintain the information in confidence is sufficient. If a recipient of material nonpublic information subject to such a confidentiality agreement trades or advises others to trade, he or she could face insider trading liability.

11. IF AN ISSUER WISHES TO RELY ON THE CONFIDENTIALITY AGREEMENT EXCLUSION OF
REGULATION FD, IS IT SUFFICIENT TO GET AN ACKNOWLEDGMENT THAT THE RECIPIENT OF
THE MATERIAL NONPUBLIC INFORMATION WILL NOT USE THE INFORMATION IN VIOLATION OF
THE FEDERAL SECURITIES LAWS?

No. The recipient must expressly agree to keep the information confidential.

12. MUST ROAD SHOW MATERIALS IN CONNECTION WITH A REGISTERED PUBLIC OFFERING BE
DISCLOSED UNDER REGULATION FD?

Any disclosure made "in connection with" a registered public offering of the type excluded from Regulation FD is not subject to Regulation FD. That includes road shows in those offerings. All other road shows are subject to Regulation FD in the absence of another applicable exclusion from Regulation FD. For example, a disclosure in a road show in an unregistered offering is subject to Regulation
FD. Also, a disclosure in a road show made while the issuer is not in registration and is not otherwise engaged in a securities offering is subject to
Regulation FD. If, however, those who receive road show information expressly agree to keep the material nonpublic information confidential, disclosure to them is not subject to Regulation FD.

13. CAN AN ISSUER DISCLOSE MATERIAL NONPUBLIC INFORMATION TO ITS EMPLOYEES (WHO
MAY ALSO BE SHAREHOLDERS) WITHOUT MAKING PUBLIC DISCLOSURE OF THE INFORMATION?

Yes. Rule 100(b)(1) states that Regulation FD applies to disclosures made to
"any person outside the issuer." Regulation FD does not apply to communications of confidential information to employees of the issuer. An issuer's officers, directors, and other employees are subject to duties of trust and confidence and face insider trading liability if they trade or tip.

14. IF AN ISSUER HAS A POLICY THAT LIMITS WHICH SENIOR OFFICIALS ARE AUTHORIZED
TO SPEAK TO PERSONS ENUMERATED IN RULE 100(B)(1)(I) - (B)(1)(IV), WILL
DISCLOSURES BY SENIOR OFFICIALS NOT AUTHORIZED TO SPEAK UNDER THE POLICY BE
SUBJECT TO REGULATION FD?

No. Selective disclosures of material nonpublic information by senior officials not authorized to speak to enumerated persons are made in breach of a duty of trust or confidence to the issuer and are not covered by Regulation FD. Such disclosures may, however, trigger liability under existing insider trading law.

15. A PUBLICLY TRADED COMPANY HAS DECIDED TO CONDUCT A PRIVATE PLACEMENT OF
SHARES AND THEN SUBSEQUENTLY REGISTER THE RESALE BY THOSE SHAREHOLDERS ON A FORM
S-3 REGISTRATION STATEMENT. THE COMPANY AND ITS INVESTMENT BANKERS CONDUCT
MINI-ROAD SHOWS OVER A THREE-DAY PERIOD DURING THE PRIVATE PLACEMENT. DOES THE
RESALE REGISTRATION STATEMENT FILED AFTER COMPLETION OF THE PRIVATE PLACEMENT
AFFECT WHETHER DISCLOSURE AT THE ROAD SHOWS IS COVERED BY REGULATION FD?

No. The road shows are made in connection with an offering by the issuer that is not registered (i.e., the private placement), regardless of whether a registration statement is later filed for an offering by those who purchased in the private placement.

     (2)  ADDITIONAL INTERPRETATIONS ISSUED DECEMBER 2000

16. DOES THE MERE PRESENCE OF THE PRESS AT AN OTHERWISE NON-PUBLIC MEETING
ATTENDED BY PERSONS OUTSIDE THE ISSUER DESCRIBED IN PARAGRAPH (B)(1) OF RULE 100
UNDER REGULATION FD RENDER THE MEETING PUBLIC FOR PURPOSES OF REGULATION FD?

Regulation FD states that a company can make public disclosure by filing or furnishing a Form 8-K or by disseminating information through another method (or combination of methods) that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Some companies may attempt to satisfy the latter method for public dissemination by merely having the press in attendance at a meeting to which the public is not invited or otherwise present. If it is attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD and if it is not otherwise public, the meeting will not necessarily be deemed public for purposes of
Regulation FD by the mere presence of the press at the meeting. Whether or not the meeting would be deemed public would depend, among other things, on when, what and how widely the press reports on the meeting.

17. IS REGULATION FD INTENDED TO REPLACE THE PRACTICE OF USING A PRESS RELEASE
TO DISSEMINATE EARNINGS INFORMATION IN ADVANCE OF A CONFERENCE CALL OR WEBCAST
AT WHICH EARNINGS INFORMATION WILL BE DISCUSSED?

No. In adopting Regulation FD, the Commission specifically indicated that it did not intend the regulation to alter or supplant the rules of self-regulatory organizations with respect to the use of press releases to announce material developments. In this regard, the Commission specifically endorsed a model for the planned disclosure of material information, such as earnings, in which the conference call or webcast is preceded by a press release containing the earnings information.

                 SUPPLEMENTAL MEMORANDUM ON CHINESE WALL POLICY
                             AS REVISED AUGUST, 2004

The following revised memorandum updates the memo, dated November 19, 1999, and reflects changes to the Advisory Groups. The memorandum sets forth FTI's policies and procedures for restricting the flow of "Investment Information" and erecting barriers to prevent the flow of such "Investment Information" (the
"Chinese Wall") between the following Advisory Groups:

1. Franklin Templeton Advisory Group ("Franklin Templeton");

2. Franklin Floating Rate Trust Advisory Group ("Floating Rate"); and

3. Franklin Mutual Advisory Group ("Franklin Mutual")

     "Investment Information" of each respective Advisory Group is information relating to:

..    actual and proposed trading on behalf of clients of the Advisory Group;

..    current and prospective Advisory Group client portfolio positions; and

..    investment research related to current and prospective positions.

Specifically, under the Chinese Wall, access persons/14 from these Advisory
Groups (as defined in Appendix A) are prohibited from having access to
Investment Information of an Advisory Group other than his or her own

Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

The Chinese Wall applies to ALL access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by the
Franklin Templeton Group's Code of Ethics (the "Code of Ethics").

Questions regarding these procedures should be directed to the attention of the
Director, Legal Global Compliance, Legal Department, San Mateo, California at
(650) 312-2832 or e-mailed to jdavis@frk.com.

GENERAL PROCEDURES

CONFIDENTIALITY. Access persons within one Advisory Group (e.g., Franklin
Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment
Information outside an Advisory Group should be limited to persons (such as
Accounting, Investment Operations, Legal and Compliance personnel) who have a valid "need to know" such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.

DISCUSSIONS. Access persons within one Advisory Group shall avoid discussing
Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

ACCESS. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

OUTSIDE INQUIRIES. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter shall refer all calls relating to the matter to the attention of the Director, Corporate
Communications, Franklin Templeton Investments, in San Mateo, California, at
(650) 312-4701.

DOCUMENTS AND DATABASES. Confidential documents should not be stored in common office areas where they may be read by unauthorized persons. Such documents shall be stored in secure locations and not left exposed overnight on desks or in workrooms.

Confidential databases and other confidential information accessible by computer shall be protected by passwords or otherwise secured against access by unauthorized persons.

FAXING, MAILING AND EMAILING PROCEDURES. Confidential documents shall not be faxed, e-mailed or sent via interoffice or other mailto locations where they may be read by unauthorized persons, including to other FRI offices outside the
Advisory Group, unless steps have been taken to remove or

redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender shall confirm that the recipient is attending the machine that receives such documents.

THE CHINESE WALL

GENERAL. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The
Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Legal Compliance Department.

CHINESE WALL RESTRICTIONS. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Legal Compliance Department for a particular department or division:

..    No access person in any Advisory Group (as defined in Appendix A) shall disclose Investment Information to any access person in the any other
     Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

..    No access person in any Advisory Group shall obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, shall immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Legal
Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Legal Compliance Department, such employee shall refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

CROSSING PROCEDURES. Disclosure of Investment Information of one Advisory Group
to an access person in another Advisory Group on a "need to know" basis in the performance of his or her duties, should be made only if absolutely necessary.
In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

An access person within one Advisory Group must obtain prior approval from the
Legal Compliance Department before making any disclosure of Investment
Information to an access person within the other Advisory Group.

Before approval is granted, the Legal Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the "Originating
Group") which proposes to cross the Chinese Wall of (1) the identity of the
Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2)
the identity of the access person(s) in the other Advisory Group (the "Receiving
Group") who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5)
the reason for crossing the Chinese Wall. The form of notice is attached to this
Memorandum as Appendix B. The Legal Compliance Department will notify an
Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Legal Compliance
Department may not disclose any additional information to such person.

If approval is obtained from an Executive Officer within the Receiving Group,

the Legal Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted.
Personnel from the Legal Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures shall be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

A record of Wall-crossings will be maintained by the Legal Compliance
Department.

An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Legal
Compliance Department and the Legal Department.

                                   APPENDIX A

AS OF JUNE 2004
                 FRANKLIN TEMPLETON INVESTMENT'S ADVISORY GROUPS

1. FRANKLIN/TEMPLETON ADVISORY GROUP

          Franklin Advisers, Inc.
          Franklin Advisory Services, LLC
          Franklin Investment Advisory Services, Inc.
          Franklin Private Client Group, Inc.
          Franklin Templeton Alternative Strategies, Inc.
          Franklin Templeton Asset Management S.A. (France)
          Franklin Templeton Fiduciary Bank & Trust Ltd. (Bahamas)
          Franklin Templeton Institutional Asia Limited (Hong Kong)
          Franklin Templeton Institutional, LLC
          Franklin Templeton Investments Corp (Canada)
          Franklin Templeton Investment Management, Limited (UK)
          Franklin Templeton Investment Trust Management Co., Ltd. (Korea)
          Franklin Templeton Investments Japan, Ltd.
          Franklin Templeton Investments (Asia) Limited (Hong Kong)
          Franklin Templeton Investments Australia Limited
          Franklin Templeton Italia Societa di Gestione del Risparimo per
             Azioni (Italy)
          Templeton/Franklin Investment Services, Inc.
          Templeton Investment Counsel, LLC
          Templeton Asset Management, Limited.
          Templeton Global Advisors Limited (Bahamas)
          Franklin Templeton Asset Management (India) Pvt. Ltd.
          Fiduciary Trust Company International (NY)
          Fiduciary International, Inc.
          Fiduciary Investment Management International, Inc.
          Fiduciary International Ireland Limited (Ireland)
          Fiduciary Trust International Limited (UK)
          Fiduciary Trust International of California
          Fiduciary Trust International of Delaware
          Fiduciary Trust International of the South (Florida)
          FTI -Banque Fiduciary Trust (Switzerland)

2. FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

3. FRANKLIN MUTUAL ADVISORY GROUP

     Franklin Mutual Advisers, LLC

                                   APPENDIX B

                                   MEMORANDUM

TO: The Legal Compliance Department - San Mateo

FROM:

RE: Chinese Wall Crossing

DATE:

The following access person(s)

      Name                         Title                      Department

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

within the                         Advisory Group are proposing to cross the
           -----------------------
Chinese Wall and communicate certain Investment Information to the access
persons within the                        Advisory Group identified below.
                   ----------------------

      Name                         Title                      Department

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Such access person(s) will cross the Chinese Wall with respect to the following issuer:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following is a description of the nature of the information to be discussed by such access person(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPROVED:
          --------------------------   -----------------------------------
          Executive Officer            Executive Officer (Receiving Group)
          (Originating Group)

----------
1    Generally, you have "beneficial ownership" in a security if you, directly or indirectly, through any contract, arrangement,

     understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption that you have a pecuniary interest in securities held or acquired by members of your immediate family sharing the same household.

2    Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of
     Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers
     (including confidentiality agreements). Examples of non-Proprietary
     Information include information found in mass media publications (e.g., The
     Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and
     Poors), and research reports available to the general public.

3    Appropriate Analyst: Any securities analyst or portfolio manager, other than you, making recommendations or investing funds on behalf of any
     Associated Client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.

4    Associated Client: A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.

5    This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio
     Person. For example, a stock held less than sixty (60) days that is sold to meet a margin call or the underlying stock of a covered call option held less than sixty (60) days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio
     Person.

6    You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

7    Officers, directors and certain other key management personnel who perform significant policy-making functions for Franklin Resources, Inc. and its affiliated closed-end funds may have ownership reporting requirements in addition to these reporting requirements. Contact the Code of Ethics
     Administration Department for additional information. See also the attached
     Insider Trading Policy.

8    Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an Access Person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

9    Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

10   Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

11   Special circumstances include but are not limited to, for example, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

12   As of November 2004

13   If an investment opportunity is presented to you in your capacity as a portfolio manager AND the investment opportunity is suitable for the fund/client, it must first be offered to the fund/client before any personal securities transaction can be effected.

14   The definition of access person is the same as that contained in the Code of Ethics.